SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Amendment No. 1)

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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☑  Preliminary information statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive information statement

MYSTARU.COM, INC.

(Name of Registrant as Specified in Its Charter)

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MYSTARU.COM, INC.

349 Dabeilu

Shiqiao, Panyu

Guangzhou, Guangdong

China 511400

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO ALL STOCKHOLDERS:

This Information Statement is first being mailed on or about September [___], 2009 to the holders of record of the common stock, par value $0.001 (the “Common Stock”) of MyStarU.com, Inc. (“we”, “us” or the “Company”) as of the close of business on September 22, 2009 (the “Record Date”). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding Common Stock, dated August 27, 2009 (the “Written Consent”).

The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to the Stockholders of the Company, the following:

(1) The amendment of the Company’s Certificate of Incorporation to change the name of the Company from MyStarU.com, Inc. to Subaye, Inc. (the “Name Change”);

(2) The amendment of the Company's Certificate of Incorporation to effect a reverse stock split of the Company's issued Common Stock, on the basis of issuing one (1) share of Common Stock in exchange for each one hundred (100) shares of Common Stock (the “Reverse Stock Split”); and

(3) The amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of our Common Stock post Reverse Stock Split from 3,000,000 to 150,000,000 (the “Share Increase Amendment” and together with the Name Change and  the Reverse Stock Split, the “Amendments”).

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware (the “DGCL”) and the Company's Bylaws to approve the Amendments.  Accordingly, the Amendments shall not be submitted to the Company's other stockholders for a vote.

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated there under, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the DGCL of the actions taken in connection with the Written Consent.

Only one Information Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instructions from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by calling the Company at (86) 20-3999-0266, or by writing to us at 349 Dabeilu, Shiqiao, Panyu, Guangzhou, Guangdong, China 511400, Attn: Alan R. Lun.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date: September [__], 2009

Alan R. Lun,
President

INFORMATION STATEMENT

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to stockholders of the Company in connection with the prior receipt by the Board of Directors (the “Board”) of approval by Written Consent of the holders of a majority of the Company's Common Stock to approve the Amendments.

The Board believes it is in the best interests of the Company to approve the Amendments in order for the Company to reflect its expanded business plan and potentially have additional financing alternatives in the future.

This Information Statement is being first sent to stockholders on or about September [___], 2009.  The Amendments will become effective following the twentieth (20) day after the mailing.

MEETING NOT REQUIRED

The Amendments were approved by the Written Consent. No further vote is required to approve the Amendments.  The Amendments will become effective following the twentieth (20) day after the mailing of this Information Statement to the stockholders of the Company.

FURNISHING INFORMATION

This Information Statement is being furnished to all holders of Common Stock of the Company.

PROPOSALS BY SECURITY HOLDERS

No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

DISSENTERS’ RIGHTS OF APPRAISAL

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to any of the Amendments, and the Company will not independently provide stockholders with any such right.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Amendments require the approval of a majority of the outstanding shares of Common Stock. Each holder of Common Stock is entitled to one (1) vote for each share held. As of the Record Date, the Company had 247,924,316 shares of Common Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 9, 2009, for each person known by the Company to be the beneficial owner of more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Wukuang IE Limited	50,000,000	20.1%
Common Stock	Taikang Capital Managements Corporation, 906, 9TH/F, YUXING BUILDING, XIHUAN RD PANYU, GUANGZHOU F4 GD511490	20,000,000	8.0%
*Except as otherwise noted, the address is that of the Company.

The following table sets forth information regarding the beneficial ownership of Company common stock of each of our officers and directors and all our officers and directors as a group as of September 9, 2009.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

Title of Class	Name of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Alan R. Lun	1,000,000	0.40%
Common Stock	James T. Crane	735,000	0.20%
Common Stock	Yaofu Su	600,000	0.20%
Common Stock	He Yao	0	0%
Common Stock	Zhiguang Cai	0	0%
	(Directors and Officers as a group, 5 Persons)	2,335,000	0.80%
*Except as otherwise noted, the address is that of the Company.

There are no arrangements, known to the Company, including any pledge by any person, of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1

THE NAME CHANGE

A majority of the Company’s shareholders authorized, pursuant to the Written Consent, an amendment of the Company’s Certificate of Incorporation to change the name of the Company from MyStarU.com, Inc. to Subaye, Inc. (the “Name Change”).

The Board has determined that it would be in the best interests of the Company to adopt the Name Change.

Purpose for the Name Change

The Name Change is intended to convey more clearly a sense of the Company’s business. As the Company has grown, we have expanded our service offering beyond the Company’s website and into entertainment, arts and distribution of feature films. The Company has five business segments: Investments in Entertainment Arts Productions, Online Membership Services Software sales, Importing and exporting of goods, e-commerce and Media and Marketing Management. The Company’s expanded business focus and enhanced offering is better described in a corporate name that reflects the Company’s more comprehensive business.

Effects of the Name Change

Changing our name will not have any effect on our corporate status or the rights of stockholders. Our ticker (trading) symbol, which is currently “MYST” and the CUSIP number of our stock will both change as a result of the name change. We have not yet been advised as to what the new symbol or CUSIP number will be.

Effective Date

Under applicable federal securities laws, the Name Change cannot be effective until at least twenty (20) calendar days after this Information Statement is sent to or given to our stockholders. The Name Change will become effective upon the filing of the Company’s Amended Certificate of Incorporation, attached hereto as Exhibit A, with the Secretary of State of the State of Delaware.

PROPOSAL 2

THE REVERSE STOCK SPLIT

A majority of the Company’s shareholders authorized, pursuant to the Written Consent, an amendment of the Company's Certificate of Incorporation to effect a reverse stock split of the Company's issued Common Stock, on the basis of issuing one (1) share of Common Stock in exchange for each one hundred (100) shares of Common Stock (the “Reverse Stock Split”).

The Board has determined that it would be in the best interests of the Company to approve the Reverse Stock Split.

Reasons for the Reverse Stock Split

The current number of outstanding shares of Common Stock is atypical for a company of the Company’s size.  The Board believes that the Reverse Stock Split is in the best interests of the Company and may provide the Company with additional financing alternatives in the future.

Management of the Company is not aware of any present efforts of any persons to accumulate Common Stock or to change control of the Company, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

Furthermore, by effectuating the Reverse Stock Split of the existing shares of the Company on a one (1) for one hundred (100) basis, the Company also hopes to increase its price per share.  There can be no guarantee that the Reverse Stock Split will result in a higher price per share.  Our Board has discretion not to carry out the Reverse Stock Split if it determines that these actions will not be beneficial.

Effects of the Reverse Stock Split

As a result of the Reverse Stock Split, the Company will decrease its shares of authorized Common Stock proportionately. Following the Reverse Stock Split, the Company will have 3,000,000 shares of authorized Common Stock. The Reverse Stock Split will not impact the Company’s authorized shares of preferred stock, which will remain at 50,000,000 shares.

Exchange of Stock Certificates

When the Board effects the Reverse Stock Split, the Company will file an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Reverse Stock Split will become effective on the date of the filing of the amended Certificate of Incorporation with the Secretary of State of the State of New Delaware (the "Effective Date") and the shareholders will be notified on or after the Effective Date that the Reverse Stock Split has been effected.  The Company's transfer agent, Corporate Stock Transfer, will act as its exchange agent (the "Exchange Agent") for holders of Common Stock in implementing the exchange of their certificates.

As soon as practicable after the Effective Date, shareholders shall be notified and requested to surrender their old certificates to the Exchange Agent in exchange for the proper number of new certificates.  Beginning on the Effective Date, each old certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock as a result of the Reverse Stock Split.

Fractional Shares

Shareholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares of Common Stock not evenly divisible, will have any such fractional shares of Common Stock rounded up to the nearest whole number.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the Reverse Stock Split.  This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect).  This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation).  In addition, this summary is limited to stockholders that hold their Common Stock as capital assets.  This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISOR TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split.  The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore.  The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the Reverse Stock Split.

The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Stock Split.

PROPOSAL 3

THE SHARE INCREASE AMENDMENT

A majority of the Company’s shareholders authorized, pursuant to the Written Consent, an amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of our Common Stock post Reverse Stock Split from 3,000,000 shares to 150,000,000 shares (the “Share Increase Amendment”).

The Board has determined that it would be in the best interests of the Company to approve the Share Increase Amendment.

Reasons for the Share Increase

The increase in authorized shares will benefit the Company in a number of ways. First, the Company intends to acquire the interest in its subsidiary, Subaye.com, Inc., a Delaware corporation (“Subaye”), which it does not currently own. Currently, the Company owns 69% of the issued and outstanding shares of Subaye. The Company contemplates entering into an agreement with certain Subaye shareholders, who own 31% of Subaye’s common stock (the “Minority Stockholders”), whereby the Company will issue a certain number of shares of the Company ‘s Common Stock to the Minority Shareholders in exchange for all of the Minority Stockholders common stock. As a result, Subaye will become a wholly-owned subsidiary of the Company. The Company has not reached an agreement with the Minority Shareholders on the number of shares of the Company’s common stock that will be issued in the acquisition. There is no assurance that an agreement will be reached with the Minority Shareholders.

In addition, an increase in authorized shares will enable the Company to act quickly in the event other acquisition opportunities present themselves and pursue financing arrangements that require the issuance of equity. Our goal is to increase stockholder value by changing our operations to a business that has the potential to generate greater returns to our stockholders and potential investors than the business we are currently in. The Company does not have any definitive agreements in place with any entity regarding acquisition opportunities or financing arrangements.

Effectiveness of the Share Increase Amendment

The Share Increase Amendment will be effective upon the filing of the amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, the Company's state of incorporation.

Effects of the Share Increase

The overall effect will be an increase in the authorized shares of the Company’s common stock. The unissued shares may be issued by our Board in its discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.

The Board believes it advisable to increase in the number of authorized shares for the reasons set forth above. However, this action is not being recommended by the Board as part of an anti-takeover strategy although the Board is aware that the increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control us.

DESCRIPTION OF SECURITIES

GENERAL

The following description of our capital stock and provisions of our Certificate of Incorporation is a summary thereof and is qualified by reference to our Certificate of Incorporation, copies of which may be obtained upon request. Our authorized capital consists of 300,000,000 shares of Common Stock, par value $.001 per share, of which approximately 247,924,316 shares are issued and outstanding. We are authorized to issue 50,000,000 shares of preferred stock, of which no shares are issued or outstanding.

COMMON STOCK

Holders of shares of Common Stock are entitled to share, on a ratable basis, such dividends as may be declared by the Board out of funds, legally available therefor. Upon our liquidation, dissolution or winding up, after payment to creditors, our assets will be divided pro rata on a per share basis among the holders of our Common Stock.

Each share of Common Stock entitles the holders thereof to one vote. Holders of Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors. Our By-Laws require that only a majority of our issued and outstanding shares need be represented to constitute a quorum and to transact business at a stockholders' meeting. Our Common Stock has no preemptive, subscription or conversion rights and is not redeemable by us.

PREFERRED STOCK

Our Certificate of Incorporation authorize our Board to create and issue series of preferred stock from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as permitted under Delaware law.

MANAGEMENT’S DISCUSSION ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Special Note Regarding Forward-Looking Statements

This periodic report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management. Statements in this periodic report that are not historical facts are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.

Prospective shareholders should understand that several factors govern whether any forward-looking statement contained herein will be or can be achieved. Any one of those factors could cause actual results to differ materially from those projected herein. These forward-looking statements include plans and objectives of management for future operations, including plans and objectives relating to the products and the future economic performance of the Company. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development projects, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in any of the forward-looking statements contained herein will be realized. Based on actual experience and business development, the Company may alter its marketing, capital expenditure plans or other budgets, which may in turn affect our results of operations. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of any such statement should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved.

The following analysis of the results of operations and financial condition of the Company should be read in conjunction with the financial statements of the Company for the year ended September 30, 2008 and notes thereto contained in the report on Form 10-K as filed with the Securities and Exchange Commission.

OVERVIEW

Company Background

MyStarU.com, Inc., a Delaware corporation, together with its consolidated subsidiaries, is a fully integrated information and entertainment service provider to the business, internet, and consumer markets in the People’s Republic of China (the “PRC”). The Company was originally incorporated on January 6, 1997 in the State of Indiana under the corporate name MAS Acquisition XXI Corp. On December 21, 2000, the Company acquired Telecom Communications of America, a sole proprietorship in California, and changed its name to Telecom Communications, Inc. On February 28, 2005, the Company reincorporated in the State of Delaware by merging with a Delaware corporation of the same name. The surviving Delaware corporation succeeded to all of the rights, properties and assets and assumed all of the liabilities of the original Indiana corporation. On July 10, 2007, the Company changed its name from Telecom Communications, Inc. to MyStarU.com, Inc. The Company's common stock continues to be quoted under the symbol, “MYST.OB,” on the over-the-counter bulletin board (“OTCBB”) in the United States of America. As used in this report, the words  “MYST”,  “the Company”, ”we”, ”us” and ”our” refer to MyStarU.com, Inc. and its subsidiaries.

The consolidated financial statements presented are those of MyStarU.com, Inc., which have been prepared in accordance with accounting principles generally accepted in the United States of America. The results of operations are for the nine and three months ended June 30, 2009 and 2008, respectively. The Company’s accounting policies and certain other disclosures are set forth in the notes to the consolidated financial statements contained herein.

The consolidated financial statements of the Company reflect the activities of the parent and the following subsidiaries.

Subsidiaries	Countries Registered In	Percentage of Ownership
MyStarU Ltd.	Hong Kong, The People’s Republic of China	100.00%
3G Dynasty Inc.	British Virgin Islands	100.00%
Subaye.com, Inc.	United States of America, Delaware	69.03%
Subaye IIP Limited	British Virgin Islands	69.03%
Guangzhou Panyu Metals & Materials Limited	The People’s Republic of China	100.00%
Guangzhou Subaye Computer Tech Limited	The People’s Republic of China	69.03%
Media Group International Limited	Hong Kong, The People’s Republic of China	69.03%

General Business Discussion

The Company operates under the following business segments:

1.	Entertainment Arts Licensing and Investments - The Company purchases and licenses or resells copyrights of entertainment-related assets.

2.	Online Membership Services - The Company provides online content and member services for commercial use.

3.
Application Services – The Company provides “software as a service” business solutions, including data storage, access and specific software on servers which are available through remote access by users on a 24 hour basis.

4.	Online Marketplace - The Company is in the process of developing an online shopping mall using 3D imaging and animation.

5.	Software Sales - The Company provides web-based and mobile software platforms.

6.	Importing and Exporting of Goods - The Company conducts international trade using the PRC as its base of operations.

7.	Media and Marketing - The Company coordinates and produces marketing and advertising solutions for filmmakers and advertisers within the entertainment arts industry of the PRC.

Investments in Entertainment Arts Productions

We generate income from the purchase and subsequent licensing or resale of copyrights for motion pictures, internet broadcasting, television broadcasting, DVD and other possible forms of reproductions of our copyrighted assets.

Motion Pictures

3G Dynasty began the theatrical screening of the film BIG MOVIE (http://ent.sina.com.cn/f/m/bigmovie/index.shtml) in 400 theaters throughout the PRC beginning on December 29, 2006 and running through January 20, 2007. The “Investments in Entertainment Arts” business segment is committed to bringing a variety of unique titles to the Chinese market. Our first release, BIG MOVIE, a joint venture with Hua Xia Films Distributions Limited Beijing, is a template for the future distribution of film in the PRC by MYST.

We currently hold copyrights for an additional four motion pictures which are currently in production with our production partners. However, the governmental approval process for release of these additional motion pictures is not yet complete. The following table is an outline of projected release dates for each of our motion pictures:

Projected Release Date

DaYouCun	October, 2009
True?	April, 2010
Qianfu	July, 2010
Paobu	October, 2010

Internet Broadcasts

During the nine months ended June 30, 2009, we generated revenues from our internet broadcasts being viewed on our websites and affiliated websites.  The revenues generated by each copyrighted broadcast(s) and certain revenue-sharing arrangements are detailed in the chart below.

Nine Months Ended June 30, 2009
Big Movie: Subaye	$461,010
Big Movie 2	374,889
The 11 Movies	460,850
The 113 Movies	1,346,249

Total	$2,642,998
We may also license or resell these copyrights and any of our other copyrights for motion pictures, internet broadcasting, television broadcasting, DVD rights and any overseas rights.

One of our business partners, ZesTV, Inc. (“ZesTV”) is a leading Chinese media and entertainment company. ZesTV is involved with the development, production, and marketing of entertainment, news and information to a global audience. ZesTV owns and operates a valuable portfolio of news and entertainment networks, a premier motion picture company, significant television production operations, a leading internet entertainment website group, and plans the development of studio-branded theme parks. We have a deposit on account of approximately $550,000 with ZesTV which will be used in the future to secure additional internet broadcast movies as they are developed by ZesTV. These purchases are subject to the approval of 3G Dynasty once the final edited copy of the internet broadcast movies are submitted to 3G Dynasty for review.

As of June 30, 2009, MYST held copyrights to 114 internet broadcasts.

Online Membership Services

Subaye

We own a majority interest in our subsidiary, Subaye.com, Inc. We have established a website, www.subaye.com, a provider of corporate online video in China and a destination for business to business e-commerce in the PRC for customers who utilize the website to enhance the marketing and promotion of their business products and services. We continue to experience a strong demand for our services through www.subaye.com and believe the market it serves is one of the fastest growing in the PRC. These customers are demanding easily accessible methods to market and promote their products or services. We have also committed to maintaining a minimal monthly fee for our members with the hope that the demand and low cost of utilizing www.subaye.com will result in stable, if not dramatic membership growth in the coming years.

The online membership services business segment generated member growth of 67% for the twelve months ended April 30, 2009.  We expect continued growth in membership, revenues and net income for this business segment during the fiscal year ending September 30, 2009.

Subaye.com’s platform consists of its websites, www.goongreen.org, www.x381.com, www.goongood.com, www.subaye.com and the Subaye Alliance network, which is its network of third-party websites. As of April 30, 2009, Subaye.com had 39,822 members and the Company’s video database consisting of 80,025 profiles of corporate video showcases. These showcases offer a cost-effective venue for small to mid-size enterprises (“SMEs”) to advertise their products and services and establish and enhance their corporate brands.

We launched the internet video services on our www.subaye.com website and began generating revenues from corporate video uploading services in November, 2006. We have grown significantly since we commenced operations in October of 2006.  We charge our members a monthly membership fee of approximately $100.  The table below details our membership growth and the growth of corporate profiles of small to medium sized enterprises, which make up the majority of our membership.

	Subaye.com Members		Subaye.com Company Profiles
	As of the End of Month	Month Over Month Growth	As of the End of Month	Month Over Month Growth
January 31, 2007	6,562		9,807
February 28, 2007	9,230	41%	12,101	23%
June 30,2007	10,625	15%	21,204	75%
April 30, 2007	11,447	8%	26,323	24%
May 31, 2007	11,699	2%	27,989	6%
June 30, 2007	11,968	2%	29,821	7%
July 31, 2007	12,500	4%	32,560	9%
August 31, 2007	12,876	3%	36,999	14%
September 30, 2007	15,121	17%	38,123	3%
October 31, 2007	15,903	5%	39,400	3%
November 30, 2007	16,023	1%	40,995	4%
December 31, 2007	16,348	2%	45,243	10%
January 31, 2008	18,859	15%	53,343	18%
February 29, 2008 *	19,015	1%	40,301	(24)%
June 30,2008	19,659	3%	46,233	15%
April 30, 2008	23,788	21%	49,112	6%
May 31, 2008	26,442	11%	64,410	31%
June 30, 2008	29,323	11%	68,894	7%
July 31, 2008	29,743	1%	69,996	2%
August 31, 2008	30,127	1%	70,889	1%
September 30, 2008	32,366	7%	71,884	1%
October 31, 2008	34,121	5%	73,298	2%
November 30, 2008	34,545	1%	73,999	1%
December 31, 2008	35,989	4%	75,435	2%
January 31, 2009	36,169	1%	75,685	0%
February 28, 2009	36,199	0%	75,985	0%
March 31, 2009	36,991	2%	76,685	1%
April 30, 2009	39,822	8%	80,025	4%

From July 1, 2007 through December 31, 2007, Subaye.com offered a special promotion to allow potential member users and current member users use of our website free of charge. As a result, no revenue was generated by the Company during this time period.

We believe that Subaye.com is poised for growth due to the following strengths:

☐	largest user base of users seeking videos produced by SMEs;

☐	first video uploading service provider in the PRC with an extensive customer base across industries;

☐	local market experience and expertise in introducing and expanding our services across the PRC and operating in the PRC’s rapidly evolving internet industry;

☐	leading technology with a proven platform, providing users with relevant video showcase and customers with a cost-effective way to reach potential consumers; and

☐	extensive and effective nationwide network of over 100 regional distributors, providing high-quality and consistent customer services.

Our goal is to become a platform that provides internet users with the best way to find information and allows businesses to reach a broad base of potential customers. We intend to achieve our goal by implementing the following strategies:

☐	growing our online video marketing business by attracting potential customers and increasing per-customer spending on our services, enhancing user experience;
☐	increasing traffic through the development and introduction of new video-related features and functions;
☐	expanding Subaye Alliance by leveraging our brand and offering competitive economic arrangements to Subaye Alliance members; and

☐	pursuing selective strategic acquisitions and alliances that will allow us to increase user traffic, enlarge our customer base, expand our product offerings and reduce customer acquisition costs.

The successful execution of our strategies is subject to certain risks and uncertainties, including our ability to:

☐	offer new and innovative products and services to attract and retain a larger user base;
☐	attract additional customers and increase per-customer spending;
☐	increase awareness of our brand and continue to develop user and customer loyalty;
☐	respond to competitive market conditions;
☐	respond to changes in our regulatory environment;
☐	manage risks associated with intellectual property rights;
☐	maintain effective control of our costs and expenses;
☐	raise sufficient capital to sustain and expand our business;
☐	attract, retain and motivate qualified personnel; and

☐	upgrade our technology to support increased traffic and expanded services.

Subaye.com achieved profitability as of the quarter ended December 31, 2006. We have experienced growth in recent periods, in part, due to the growth in the PRC’s online marketing industry, which may not be representative of future growth or be sustainable. We cannot assure that our historical financial information is indicative of our future operating results or financial performance, or that our profitability will be sustained.

X381

The Company's www.x381.com website is focused on selling goods and services to the PRC marketplace.  The chart below details the growth of this business since the website was acquired by the Company in February, 2008.

	Webshops
	As of the End of Month	Month Over Month Growth
February 29, 2008	14,301
June 30,2008	16,213	13%
April 30, 2008	19,205	18%
May 31, 2008	19,986	4%
June 30, 2008	20,641	3%
July 31, 2008	25,690	24%
August 31, 2008	27,108	6%
September 30, 2008	31,887	18%
October 31, 2008	32,981	3%
November 30, 2008	33,785	2%
December 31, 2008	34,359	2%
January 31, 2009	35,590	4%
February 28, 2009	35,850	1%
March 31, 2009	36,550	2%
April 30, 2009	37,331	2%

The Company has provided its services on the www.x381.com website to its members free of charge since the website was acquired in February 2008.  In July 2009 the Company expects to begin charging annual membership fees of approximately $100 which we currently estimate will generate revenues of approximately $1,000,000 for the year ended September 30, 2009.

Other Websites

We also plan to launch the www.goongood.com and www.goongreen.org websites during the summer of 2009.  We currently estimate an additional $1.2 million in revenues could be generated by these two websites during the year ended September 30, 2009.

MyStarU.com and Icurls.com

The Company purchased www.mystaru.com on October 1, 2006, and www.icurls.com on November 20, 2006. We expect to use the two websites in 2009 to continue to develop the Company’s offerings in the arts education market. From October 1, 2006 and through the date of this report, the Company sold approximately $1.8 million in “master franchise licenses” and approximately $1.7 million in “end user licenses” to unrelated parties in the PRC. The third party purchasers are intent on utilizing the Company’s education-related web-based offerings in certain sectors of the PRC and across potential large portions of the PRC population within each sector.

The system is a prototype for state-of-the-art delivery of streaming video performing education courses in the music and movie industries in the PRC. The new courseware was developed using the Guangzhou Subaye's EDU v5.0 Education Management System and is delivered to viewers via the MYST platform. The multimedia content is produced using Adobe Flash(r) video synchronized presentations and demonstrative video clips. Users can view multimedia training presentations that include downloadable video files of course materials and are then able to upload their own video files to teachers for analysis, which affords users the opportunity to have questions answered by course teachers. MYST intends to use this new capability to reach hundreds of thousands of young people who are interested in entering the performing arts, music and movie industries. MYST’s goal is to deliver education content online without meaningful limitations or restrictions.

In a country with significant mobile phone usage, the growth opportunities remain tremendous. The PRC has more than 1.33 billion people, and mobile services will remain a strong area of growth. Entertainment content for these mobile devices is in high demand and MYST is intent on becoming a dominant player within this space.

SAAS

In September, 2008, the Company committed to the Software as a Service business model (“SAAS”) and the Company's subsidiary, Subaye IIP Limited, completed several significant investments in computer hardware and computer software in order to serve the emerging SAAS marketplace in the PRC.  For the nine and three months ended June 30, 2009, the Company had revenues of $2,856,336 and $1,238,270 from its SAAS business.  The SAAS business is focused on developing significant recurring revenues from a variety of customers.  Management is continuing to focus on the SAAS market in the PRC and expects continued success within the market.

Online 3D Animation Shopping Mall

On April 3, 2009, Subaye IIP, Limited entered into a $2.1 million agreement with a PRC-based web developer with extensive experience within the website design and website infrastructure fields. A new website and associated infrastructure is to be designed and is scheduled to begin operating on or before April 3, 2010. Subaye IIP, Limited’s personnel will supervise the development effort and ensure the vision for the website is fulfilled. The website will feature 3D imaging and animation. We anticipate it will function with and become integrated with the www.subaye.com and www.x381.com websites already operated by the Company. The members of these two websites will also be invited to utilize the new online shopping mall. The Company will sell its own inventory of consumer goods through the online shopping mall and will also earn commissions for allowing its www.x381.com and www.subaye.com members to utilize the shopping mall. The Company believes the vision behind this website is unique and expects significant interest in the website to build as the website nears completion on or before April 3, 2010.

On May 3, 16 and 26, 2009, the Company’s subsidiary, Subaye IIP Limited, entered into three agreements with three consumer goods distributors in the PRC. The products will include clothes, footwear, bags and garniture, jewellery and electronics. The consumer goods distributors committed to delivering goods ordered by Subaye IIP Limited or the members of www.subaye.com “just in time.” If the consumer goods distributors do not deliver the products ordered by the first day subsequent to the order, the consumer goods distributors will pay Subaye IIP Limited a penalty equal to 5% of the cost of the product ordered per day it is delivered late.  The contracts are valid from May 3, 16 and 26, 2009 through November 2, 15 and 25, 2010.  In accordance with the contract, Subaye IIP Limited paid a deposit of approximately $8.2 million.  The deposit will be used by the consumer goods distributor to ensure product is available for ordering by Subaye IIP Limited or the members of www.subaye.com on an as needed basis.

Software Sales

We offer software-based products through our subsidiaries, Subaye IIP and Guangzhou Subaye.

IBS v4.1 and v5.0 Enterprise Suite

The IBS v4.1 and v5.0 software suites include a built-in MoDirect, an innovative suite of technologies that enables wireless and web publishers to target SEO4Mobile users more effectively and allows advertisers to obtain targeted leads with rich demographic data. Corporate users can leverage all available information resource management on the intranet/extranet over the internet, including wireless applications, and advertisers can use the IBS v4.1 and v5.0 to publish SMS and MMS by searches on mobile phones. The system enables manufacturers and service providers to use the internet to establish and manage continuous connections with automated e-services, operations monitoring and e-commerce offerings. The system’s customers include end-user clients in many industries throughout the PRC. The IBS v4.1 and v5.0 standard package includes three servers and software, as well as system integration.

Guangzhou Subaye has continued to develop relationships established in the past with some of the Company’s contacts in the internet and business industries such as Baidu.com (Nasdaq: BIDU), Shanghai Linktone Information Limited (Nasdaq: LTON), the wireless business division of Beijing eLong Information Technology Limited, a subsidiary of eLong Inc. (Nasdaq: LONG), 3721 Inter China Network Software Co. Ltd (www.3721.com), a Yahoo!, Inc. Company (Nasdaq: YHOO), Tencent Company Limited (www.qq.com), Kongzhong Corporation (Nasdaq: KONG), Guangdong Mobile Communication Co., Limited, a China Mobile Communications Corporation and China Mobile (Hong Kong) Ltd. (NYSE: CHL) to develop entertainment, SMS, MMS, WAP portal and other wireless content such as artist profiles, gaming and an SEO4Mobile SMS search engine.

Import and Export Trading

Our subsidiary, Guangzhou Panyu Metals and Minerals Import & Export Co., Ltd (“Panyu M&M”) holds the licenses and approvals necessary to operate our international trading and provide e-commerce logistic agent services. Panyu M&M operates in today’s global economy and continually delivers quality services for our importing and exporting clientele. As in the other three business segments, we believe the import/export businesses of the PRC are well-positioned.

During the year ended September 30, 2009, management expects significant growth in revenues for Panyu M&M.  Panyu M&M has been in the process of negotiating significant distribution contracts with large PRC importers in recent months and anticipates revenues from these potential new contracts will be significant if and once finalized.

Results of Operations

Income Statement Items

The following table summarizes the results of our operations during the three months ended June 30, 2009 and 2008 and provides information regarding the dollar and percentage increase or (decrease) from the current fiscal period to the prior fiscal period:

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED JUNE 30, 2009 AND 2008

(UNAUDITED)

	June 30, 2009	June 30, 2008	$ Increase (Decrease)	% Increase (Decrease)
	(Unaudited)	(Unaudited)
Net Revenues	$9,936,403	$5,899,508	$4,036,895	68%
Cost of Sales	4,436,480	3,972,121	464,359	12%
Gross Profit	5,499,923	1,927,387	3,572,536	185%
Operating Expenses	1,234,533	817,578	416,955	51%
Income From Operations	4,265,390	1,109,809	3,155,581	284%
Other Income and Expenses	21	8,066	(8,045)	(100)%
Income From Operations Before Taxes	4,265,411	1,117,875	3,147,536	282%
Provision For Income Taxes	-	(683)	683	(100)%
Minority Interest in Income of Subsidiaries	(1,524,474)	(347,696)	(1,176,778)	338%
Net Income From Operations	2,740,937	769,496	1,971,441	256%
Foreign Currency Translation Adjustment	1,822	(68,006)	69,828	(103)%
Comprehensive Income	2,742,759	701,490	2,041,269	291%

Earnings Per Common Shares
-Basic and Diluted	$0.02	$0.00

Weighted Average Common Shares Outstanding
-Basic and Diluted	178,108,931	156,014,316

Revenues increased by $4,036,895 due primarily to:

Revenues were approximately $9.9 million for the three months ended June 30, 2009 compared to approximately $5.9 million for the three months ended June 30, 2008.  The increase of approximately $4.0 million was due primarily to the Company’s growth in revenues for its online membership services business segment of approximately $3.0 million, growth in the new SAAS business segment of approximately $1.2 million and growth in the import and export sales business segment of approximately $600,000. The investments in entertainment arts business segment had a reduction in revenues of approximately $800,000.  The Company's investments in entertainment arts productions business segment licenses, provides internet broadcasts and completes outright sales of its entertainment assets, namely copyrights. During the three months ended June 30, 2009 and 2008, the Company's investments in entertainment arts business segment sold copyrights to motion pictures for approximately $0 and $800,000, respectively, and recorded approximately $400,000 and $400,000 in revenues, respectively, for the Company's online video playing fees.  For the three months ended June 30, 2009 and 2008, the Company recorded net revenues of approximately $5.6 million and $2.6 million, respectively, for its online membership services segment.   The Company had approximately 40,000 and 26,000 members of its www.subaye.com website throughout the three months ended June 30, 2009 and 2008, respectively, each of which paid approximately $100 per month for the services and content available at www.subaye.com.  Under an agreement with China Netcom, the Company's internet provider, and SSTH Limited, the Company's third party merchant services provider, the Company retains 50% of the gross revenues generated by the www.subaye.com website.  China Netcom and SSTH retain the remaining 50% of gross revenues.  The Company continues to see increased interest in SAAS solutions within the Chinese marketplace and is working to obtain marketshare as this business expands in popularity and acceptance within China. The Company now has three SAAS contracts which generate total monthly revenues of over $450,000.  The importing and exporting business segment suffered as a result of the general downturn in the economy in the last few months of 2008 and first three months of 2009.  The economy appeared to be strengthening at the end of June 2009.  The media and marketing management business segment generated approximately $0 and $0, respectively, during the three months ended June 30, 2009 and 2008, respectively. The Company expects to release the DaYouCun motion picture by October 31, 2009.

Costs of Sales increased by $464,359 due primarily to:

Costs of sales were approximately $4.4 million for the three months ended June 30, 2009 compared to $4.0 million for the three months ended June 30, 2008.  During the three months ended June 30, 2009 and 2008, the Company's investments in entertainment arts productions business segment had costs of sales which included approximately $0 and $750,000 for the cost basis of copyrights sold, respectively. Amortization of copyrights totaled approximately $231,000 and $0 for the three months ended June 30, 2009 and 2008. Amortization and depreciation of the Company’s websites and computer software totaled approximately $1.6 million and $1.2 million for the three months ended June 30, 2009 and 2008. The cost of goods sold for the importing and exporting business segment totaled approximately $2.6 million and $2.1 million for the three months ended June 30 2009 and 2008, respectively. The Company's media and marketing management business segment did not generate any revenues and therefore did not generate any costs of sales during the three months ended June 30, 2009 and 2008, respectively.

Operating Expenses increased by $416,955 due primarily to:

For the three months ended June 30, 2009, we incurred operating expenses of $1.2 million, as compared to approximately $800,000 for the three months ended June 30, 2008. The increase in operating expenses for the three months ended June 30, 2009 is comprised of an increase in advertising costs of approximately $200,000 and other general and administrative expenses of approximately $200,000.

Other income and expenses decreased by $8,045 due primarily to:

Other income and expenses were $21 for three months ended June 30, 2009 compared to $8,066 for the three months ended June 30, 2008. For the three months ended June 30, 2009, the Company recorded interest income on its bank balances of $21. For the three months ended June 30, 2008, the Company had other income, which included interest income and other income earned through the importing and exporting business segment for non-operating activities, respectively.

Net income increased by $1,971,441:

The Company generated net income of approximately $2.7 million and approximately $800,000 for the three months ended June 30, 2009 and 2008, respectively.  The increase in net income is a result of the substantial growth of the online membership services business segment.

Results of Operations

Income Statement Items

The following table summarizes the results of our operations during the nine months ended June 30, 2009 and 2008 and provides information regarding the dollar and percentage increase or (decrease) from the current fiscal period to the prior fiscal period:

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

AND COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED JUNE 30, 2009 AND 2008

(UNAUDITED)

	June 30, 2009	June 30, 2008	$ Increase (Decrease)	% Increase (Decrease)
	(Unaudited)	(Unaudited)
Net Revenues	$33,686,097	$21,708,427	$11,977,670	55%
Cost of Sales	16,245,782	15,480,755	765,027	5%
Gross Profit	17,440,315	6,227,672	11,212,643	180%
Operating Expenses	10,046,076	2,985,634	7,060,442	236%
Income From Operations	7,394,239	3,242,038	4,152,201	128%
Other Income	37	22,317	(22,280)	(100)%
Income From Operations Before Taxes	7,394,276	3,264,355	4,129,921	127%
Provision For Income Taxes	-	(1,735)	1,735	(100)%
Minority Interest in Losses (Income) of Subsidiaries	(1,387,687)	(898,268)	(489,419)	54%
Net Income From Operations	6,006,589	2,364,352	3,642,237	154%
Foreign Currency Translation Adjustment	23,690	(132,726)	156,416	(118)%
Comprehensive Income	6,030,279	2,231,626	3,798,653	170%

Earnings Per Common Shares
-Basic and Diluted	$0.04	$0.02

Weighted Average Common Shares Outstanding
-Basic and Diluted	170,200,983	152,309,187

Revenues increased by $11,977,670 due primarily to:

Revenues were approximately $33.7 million for the nine months ended June 30, 2009 compared to $21.7 million for the nine months ended June 30, 2008. The increase of $12.0 million is due primarily to the Company’s growth in revenues for its online membership services business segment of approximately $9.8 million, growth in the investments in entertainment arts business segment of approximately $2.2 million, growth in the SAAS business of approximately $2.9 million, a reduction in the importing and exporting and media and marketing business segments of approximately $2.2 million and $600,000, respectively.  For the nine months ended June 30, 2009 and 2008, the Company recorded net revenues of approximately $16.4 million and $6.6 million, respectively, for its online membership services business segment.  The Company had approximately 40,000 members of its www.subaye.com website, each of which paid approximately $100 per month for the services and content available at www.subaye.com.  Under an agreement with China Netcom, the Company's internet provider, and SSTH Limited, the Company's third party merchant services provider, the Company retains 50% of the gross revenues generated by the www.subaye.com website.  China Netcom and SSTH retain the remaining 50% of gross revenues.  The Company's www.subaye.com website only recorded membership-based revenues of $6.6 million in the nine months ended June 30, 2008.  The Company had provided its members free access to the www.subaye.com website from July 1, 2007 through December 31, 2007.  For the nine months ended June 30, 2009 and 2008, the Company recorded approximately $7.1 million and $9.3 million in revenues, respectively, for the Company's importing and exporting business segment.  The importing and exporting business segment suffered as a result of the general downturn in the economy in the last few months of 2008 and first three months of 2009.  The Company's investments in entertainment arts productions business segment licenses, provides internet broadcasts and completes outright sales of its entertainment assets, namely copyrights.  During the nine months ended June 30, 2009 and 2008, the Company generated approximately $2.6 million and approximately $365,000 from the viewing of internet broadcast movies, respectively.  During the nine months ended June 30, 2009 and 2008, the Company's investments in entertainment arts business segment sold master franchise licenses for approximately $602,000 and $2.1 million, respectively. Additionally, during the nine months ended June 30, 2009 and 2008, the Company’s investments in entertainment arts business segment sold copyrights to a motion picture for approximately $4.1 million and $2.8 million, respectively. The Company’s SAAS business segment generated approximately $2.9 million and $0 during the nine months ended June 30, 2009 and 2008, respectively.  The media and marketing management business segment generated approximately $0 and $640,000 during the nine months ended June 30, 2009 and 2008, respectively. The Company expects continued strong growth in its online membership services business segment and believes the increased spending by the Chinese government in recent months will slowly reinvigorate the Chinese economy and eventually lead many new small to medium sized businesses to the www.subaye.com website.   The Company expects to release the DaYouCun motion picture by October 31, 2009 and is beginning to generate significant revenues through its internet broadcasting and co-advertising programs.  The Company continues to see increased interest in SAAS solutions within the Chinese marketplace and is working to obtain market share as this business expands in popularity and acceptance within China.  The importing and exporting business segment is suffering from the economic downturn but the Company is attempting to reposition itself to ensure the Company is ready to generate new business when economic conditions improve.

Costs of Sales increased by $765,027 due primarily to:

Costs of sales were approximately $16.2 million for the nine months ended June 30, 2009 compared to $15.5 million for the nine months ended June 30, 2008.  During the nine months ended June 30, 2009 and 2008, the Company's investments in entertainment arts productions business segment had costs of sales which included approximately $3.7 million and $2.5 million for the cost basis of copyrights sold, respectively. Amortization of copyrights totaled $956,559 and $0 for the nine months ended June 30, 2009 and 2008, respectively. Depreciation and amortization of websites and computer software totaled approximately $4.7 million in 2009 and $3.2 million in 2008. The costs of goods sold through the importing and exporting business segment totaled approximately $6.9 million and $9.1 million in 2009 and 2008, respectively. The Company's media and marketing management business segment did not generate any revenues and therefore did not generate any costs of sales during the nine months ended June 30, 2009.  During the nine months ended June 30, 2008, costs of sales for the media and marketing management business segment included $702,935 in production costs associated with completing advertising plans and ordering advertising on behalf of one customer.

Operating Expenses increased by $7,060,442 due primarily to:

For the nine months ended June 30, 2009, we incurred operating expenses of approximately $10.0 million as compared to $3.0 million for the nine months ended June 30, 2008. The increase in operating expenses in 2008 is comprised almost entirely of a significant increase in advertising costs, which were inclusive of a $6.8 million advertising promotion which was expensed in the nine months ended June 30, 2009.  In total, advertising expense was approximately $7.5 million and $1.3 million for the nine months ended June 30, 2009 and 2008, respectively.

Other income and expenses decreased by $22,280 due primarily to:

Other income was $38 for the nine months ended June 30, 2009 compared to $22,317 for the nine months ended June 30, 2008. For the nine months ended June 30, 2009, the Company only had minimal interest income on its savings accounts. For the three months ended June 30, 2008, the Company had other income, which included interest income and other income earned through the importing and exporting business segment for non-operating activities.

Net income increased by $3,642,237:

The Company generated net income of $6,006,589 and $2,364,352 for the nine months ended June 30, 2009 and 2008, respectively.  The increase in net income is a result of the substantial growth of the online membership services and continued growth in the SAAS business.

Liquidity and Capital Resources

We believe that our currently-available working capital, consistent cashflow from our online membership services business segment and the collection of our accounts receivable, should be adequate to sustain our operations through September 30, 2009.

As of June 30, 2009, we had a cash balance of $770,228, consisting of cash held in PRC and Hong Kong banks and cash in hand. We currently have no cash positions in the United States of America.

Management has invested substantial time evaluating and considering numerous proposals for possible investments, acquisitions or business combinations, either sought out by management or presented to management by investment professionals, the Company’s advisers and others. We continue to consider acquisitions, business combinations, or start up proposals, which could be advantageous to our shareholders. No assurance can be given that any such project, acquisition or combination will be concluded, or that all these actions will be approved by our Board of Directors.

Net cash provided by operations for the nine months ended June 30, 2009 was $2,106,649. Net income for the nine months ended June 30, 2009 was $6,006,589. Noncash charges totaled $6,928,223 for the three months ended June 30, 2009. Changes in assets and liabilities for the nine months ended June 30, 2009 utilized $10,828,163. In the future, we may use cash in our operations due to our continuing efforts to rapidly expand our operations.

Our future growth is dependent on our ability to continue to generate significant and consistent cashflow through the online membership services business segment, raise capital for expansion as necessary, and to continually seek additional revenue sources.  If we decide to pursue any acquisition opportunities or other expansion opportunities, we may need to raise additional capital, although there can be no assurances that such capital-raising activities would be successful.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

SUBAYE.COM, INC.

CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US dollars)

TABLE OF CONTENTS

SUBAYE.COM, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2009	September 30, 2008
ASSETS
Current Assets
Cash	$213,075	$113,860
Accounts Receivable, Net of Allowances for Doubtful Accounts of $362,773 and $30,767 (September 30, 2008) (Note 3)	5,372,984	4,858,787
Prepaid Advertising (Note 6)	1,120,910	1,364,204
Advances Receivable From Parent Company (Note 7)	3,875,937	4,860,660
Deposit for Inventoriable Assets (Note 5)	8,151,837	-
Deposit for Purchase of Website	2,113,439	-
Other Current Assets	448,050	194,552

Total Current Assets	21,296,232	11,392,063

Property & Equipment, Net of Accumulated Depreciation of $11,147,812 and $6,886,882 (September 30, 2008) (Note 9)	5,445,752	9,668,028

Other Assets
Security Deposit	12,857	7,218
Goodwill (Note 8)	203,123	202,608

Total Other Assets	215,980	209,826

TOTAL ASSETS	$26,957,964	$21,269,917

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$540,071	$64,260
Deferred Revenue	175,215	110,423

Total Current Liabilities	715,286	174,683

Total Liabilities	715,286	174,683

Commitments and Contingencies (See Note 12)

Stockholders’ Equity (Note 10)
Preferred stock, $0.01 par value, authorized: 50,000,000 shares, 0 shares issued and outstanding at June 30, 2009 and September 30, 2008, respectively	-	-
Common stock, $0.001 par value, authorized: 300,000,000 shares, 10,361,832 shares issued and outstanding at June 30, 2009 and September 30, 2008, respectively	10,362	10,362
Additional Paid in Capital	17,439,837	17,439,837
Deferred Stock-Based Compensation	(447,009)	(1,098,927)
Accumulated Other Comprehensive Income	38,071	23,581
Retained Earnings	9,201,417	4,720,381

Total Stockholders’ Equity	26,242,678	21,095,234

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$26,957,964	$21,269,917

See accompanying notes to the financial statements.

SUBAYE.COM, INC.   AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE NINE AND THREE MONTHS ENDED JUNE 30, 2009 AND 2008

	Nine Months Ended		Three Months Ended
	June 30		June 30
	2009	2008	2009	2008
	Unaudited	Unaudited	Unaudited	Unaudited
Revenue
Online Membership Services	16,369,908	4,851,857	5,590,553	2,551,767
Application Services	2,856,336	-	1,238,270	-
Software Sales	-	1,723,012	-	-
Media and Marketing Management	-	641,486	-	-
Total Revenue	19,226,244	7,216,355	6,828,823	2,551,767

Costs of Sales	4,258,273	3,337,011	1,414,819	975,761

Gross Profit	14,967,971	3,879,344	5,414,004	1,576,006

Operating Expenses
Advertising	8,990,668	713,631	110,022	165,801
Salaries and Wages	152,261	161,296	62,091	34,888
Stock Based Compensation	651,918	422,217	217,306	217,306
Bad Debt Expense (Recovery)	331,928	(185,440)	-	-
Depreciation and Amortization	18,394	55,966	5,695	18,935
Other Selling, General and Administrative Expenses	428,208	68,175	189,760	240,340

Total Operating Expenses	10,573,377	1,235,845	584,874	677,270

Income From Operations	4,394,594	2,643,499	4,829,130	898,736

Other Income and Expenses	86,442	441,196	93,608	181,544

Net Income From Operations Before Income Taxes	4,481,036	3,084,695	4,922,738	1,080,280

Provision for Income Taxes	-	-	-	-

Net Income From Operations	4,481,036	3,084,695	4,922,738	1,080,280

Foreign Currency Translation Adjustment	14,490	(122,010)	2,439	(57,004)

Comprehensive Income	$4,495,526	2,962,685	$4,925,177	$1,023,276

Basic Net Income Per Common Share	$0.43	$0.32	$0.48	$0.11

Diluted Net Income Per Common Share	$0.43	$0.32	$0.48	$0.11

Number of Common Shares Used to Compute Basic Weighted Average	10,361,832	9,303,903	10,361,832	10,031,832
Number of Common Shares Used to Compute Diluted Weighted Average	10,361,832	9,303,903	10,361,832	10,031,832

See accompanying notes to the financial statements.

SUBAYE.COM, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASHFLOWS

FOR THE NINE MONTHS ENDED JUNE 30, 2009 AND 2008

	2009		2008

Cash Flows From Operating Activities
Net Income		$4,481,036	$3,084,695
Adjustments to Reconcile Net Income to Net Cash Provided By (Used in) Operating Activities:
Depreciation and Amortization		4,245,631	2,647,000
Bad Debt Expense (Recovery)		331,928	(185,440)
Amortization of Deferred Stock Based Compensation		651,918	422,217
Changes in Operating Assets and Liabilities:
Accounts Receivable		(846,203)	(3,909,461)
Prepaid Advertising		243,294	211,907
Advances Receivable From Parent Company		984,723	(2,424,674)
Deposit for Inventoriable Assets		(8,151,837)
Other Current Assets		(253,498)	4,423
Security Deposit		(5,639)	-
Accounts Payable		475,811	2,217
Deferred Revenue		64,792	-
Net Cash Provided By (Used In) Operating Activities		2,221,956	(147,116)
Cash flows From Investing Activities:
Purchase of Property and Equipment		(4,823)	-
Deposit for Website		(2,113,439)
Cash Received Upon Acquisition of MGI		-	2,834
Cash Received Upon Acquisition of Guangzhou Subaye		-	501,290
Net Cash (Used in) Provided By Investing Activities		(2,118,262)	504,124

Effect of Exchange Rate Changes on Cash		(4,479)	(179,314)

Net Increase in Cash		99,215	177,694

Cash - Beginning of Period		113,860	-

Cash - End of Period		$213,075	$177,694

Supplemental Disclosure of Cash flow Information:
Taxes Paid		$-	$-
Interest Paid		$-	$-
Non Cash Investing and Financing Activities:
Issuance of Stock for Services, Deferred Compensation		$-	$1,738,450
Issuance of Stock to Cancel Liabilities with MYST Subsidiaries or MYST		$-	$5,482,070
Issuance of Stock to MYST, Increase in Advances Receivable From Parent Company		$-	$361,059
Acquisition of Guangzhou Subaye Through Issuance of Common Stock		$-	$119,534
Acquisition of MGI Through Issuance of Common Stock	$		$200,000
Acquired Websites Through Issuance of Common Stock		$-	$1,534,914

See accompanying notes to the financial statements.

SUBAYE.COM, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED JUNE 30, 2009 AND 2008

NOTE 1 - BUSINESS DESCRIPTION AND ORGANIZATION

Subaye.com, Inc., a Delaware corporation (together with its consolidated subsidiaries, “Subaye” or the (“Company”) is a majority-owned subsidiary of MyStarU.com, Inc. (“MYST”). The Company was incorporated on January 27, 2005 as HRDQ Group, Inc. and is headquartered in the People’s Republic of China (the “PRC”). The Company is a provider of video sharing services in China, which includes production, upload, storage, sharing and publishing onto more than 30 main video sharing portal websites.

The Company’s platform consists of its websites, www.subaye.com, www.goongreen.org, www.x381.com, www.goongood.com and the Subaye Alliance network, which is its network of third-party websites. The Company’s website, www.subaye.com is active, while its other website businesses are under development at this time. Subaye.com’s services are designed to enable internet users to find and view videos online. As of April 30, 2009, the Company had 39,822 members and the Company’s video database consisted of 80,025 profiles of corporate video showcases. These showcases offer a cost-effective venue for small to mid-size enterprises (“SMEs”) to advertise their products and services and establish and enhance their corporate brands. The Company provides its users with easy access to an index of over 2.77 million video clips, images and web pages.

The Company currently operates in the following business segments:

1.	Online Membership Services - The Company provides online content and member services for commercial use.
2.
Application Services – The Company provides “software as a service” business solutions, including data storage, access and specific software on servers which are available through remote access by users on a 24 hour basis.

3.	Software Sales - The Company provides web based and mobile software platform know as IBS Version 5.0.
4.	Media and Marketing Management - The Company coordinates product placement activities for filmmakers and advertisers within the entertainment arts industry of the PRC.

On June 16, 2006, the following transactions took place:

1.	The Company sold 2,024,192 shares of its common stock to MYST for $1,060,000.
2.	The Company acquired certain valuable assets, namely the minority ownership rights to the website known as www.subaye.com, by issuing 798,747 shares, valued at $1,565,544, of its common stock to CDN.
3.
The Company issued 500,000 shares of its common stock and 200,000 shares of its Series A convertible preferred stock, par value $0.01, to Top Rider Group Limited for $1,760,000. Each share of the Company’s Series A convertible preferred stock is convertible into two shares of the Company’s common stock.

4.	The Company agreed to reimburse CDN for website development costs incurred on behalf of the Company in 2006 and 2005 totaling $190,800.
5.	MYST and CDN agreed to terminate the Rights Agreement dated November 11, 2005.

On February 28, 2007, the Company changed its name to Subaye.com, Inc. by filing a certificate of amendment with the State of Delaware.

From July 1, 2007 through December 31, 2007, the Company allowed its current members and new members to use the Company's website, www.subaye.com, free of charge. As a result, the Company's Online Membership Services business segment did not generate any revenues during this time period.

 On October 1, 2007, the Company acquired 100% of the outstanding ownership units of Guangzhou Subaye Computer Tech Limited (“Guangzhou Subaye”) from MYST for $119,534. Payment of the purchase price of $119,534 was made in the form of 59,767 shares of Subaye.com common stock. With the acquisition of Guangzhou Subaye, the Company acquired the technical know-how to market, sell and manage the Company's software products, specifically IBS Version 5.0. Additionally, the Company now has a much more diverse employee base which it anticipates will help it to develop a more collaborative work environment and result in more robust products and services. The Company believes that Guangzhou Subaye provides the appropriate employee staff the Company needs in order to generate revenues from software sales and also to manage its computer infrastructure, among other tasks, for the foreseeable future.

On October 23, 2007, the Company completed the acquisition of Media Group International Limited (“MGI”), a Hong-Kong–based media and marketing management firm. The purchase price was $200,000, payable in the form of 100,000 shares of the Company's common stock. With the acquisition of MGI, the Company is now able to further develop business within the entertainment sector of the PRC, which it believes will generate significant revenues for the Company. The Company believes that it now has individuals in place who can enhance the Company's brand and not only develop a marketing plan, but implement that plan on a daily basis. The Company strives, like most businesses with online service offerings, to drive internet traffic to the Company’s websites. This is a highly competitive environment but the Company believes that the acquisition of MGI is an important step in expanding its advertising, media and marketing efforts.

On February 20, 2008, the Company issued 767,457 shares of common stock valued at $1,534,914 to MYST as consideration for the purchase of 3 websites controlled by MYST, namely www.goongreen.org, www.x381.com, and www.goongood.com. The Company believes these acquisitions provide synergies with the business operations of the Company's website, www.subaye.com, and are expected to enhance the services offered and corresponding revenues derived from the members of www.subaye.com.

CONTROL BY PRINCIPAL STOCKHOLDERS

MyStarU.com, Inc., a Delaware corporation, owns beneficially and in the aggregate, the majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, MyStarU.com, Inc., its directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock of the Company and the dissolution, merger or sale of the Company's assets or business.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements, prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America, include the assets, liabilities, revenues, expenses and cash flows of the Company and all its subsidiaries. This basis of accounting differs in certain material respects from that used for the preparation of the books and records of the Company’s principal subsidiaries, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”), the accounting standards used in the place of their domicile. The accompanying consolidated financial statements reflect necessary adjustments not recorded in the books and records of the Company’s subsidiaries to present them in conformity with United States GAAP.

Subsidiaries	Countries Registered In	Percentage of Ownership
Subaye IIP Limited	British Virgin Islands	100.00%
Guangzhou Subaye Computer Tech Limited	The People’s Republic of China	100.00%
Media Group International Limited	Hong Kong, The People’s Republic of China	100.00%

Subaye IIP Limited

Subaye IIP Limited is an operating company utilized by the Company to manage the Company’s websites, www.subaye.com, www.goongreen.org, www.x381.com, www.goongood.com.  Subaye IIP Limited is also in the business of marketing and delivering software generally referred to as SAAS, or Software as a Service and is in the process of developing an online shopping mall.

Guangzhou Subaye Computer Tech Limited

Guangzhou Subaye Computer Tech Limited ("Guangzhou Subaye") provides technical expertise with regard to computer software, hardware, internet infrastructure and networking for the Company and its employees and markets and sells computer software, namely IBS Version 5.0.

Media Group International Limited

Media Group International Limited ("MGI") provides media, advertising and marketing expertise for the Company and markets and sells its services such as advertising product placement services and media management services within the PRC entertainment market and overseas.

We believe the following critical accounting policies and procedures, among others, affect our more significant judgments and estimates used in the preparation of our consolidated financial statements:

Revenue recognition;

Use of estimates, amortization of software and websites;

Valuation of common stock issuances in lieu of cash compensation, and;

Valuation of intangible assets and long lived assets, review for impairment losses, amortization of intangible assets.

Foreign Currency Translation

The reporting currency of the Company is the US dollar. The Company’s principal operating subsidiaries established in the PRC and Hong Kong use their local currencies, Renminbi (RMB) and Hong Kong Dollar (HKD), as their functional currency. Results of operations and cash flows are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statements of stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the balance sheets and amounted to $38,071 and $23,581 as of June 30, 2009 and September 30, 2008, respectively.

Revenue Recognition

The Company negotiates contracts with its customers, which may include revenue arrangements with multiple deliverables, as outlined by Emerging Issues Task Force No. 00-21 ("EITF 00-21"). The Company’s accounting policies are defined such that each deliverable under a contract is accounted for separately. Historically, the Company has not entered into contracts with its customers that provided for multiple deliverables.

The Company has identified three revenue streams, as follows:

Online Membership Services

Revenue for the monthly subscription from the members who subscribed to the Company’s websites is recognized on a pro-rata basis, is calculated on a day-to-day basis and invoiced at the end of each month of full service in accordance with SEC Staff Accounting Bulletin No. 104,  Revenue Recognition  ("SAB 104"). The Company does not currently charge a cancellation fee or penalty if and when a customer decides to terminate their membership with our websites.

Current terms of the www.subaye.com membership agreement stipulate that the customer pays a nonrefundable fee of approximately $100 per month for access to the marketing and advertising capabilities in place at www.subaye.com. The Company does not currently provide any specific software to its customers, although, much of the website is driven by complex software which controls the video and voice streaming, among other things, which is prevalent throughout the website.

The Company has an ongoing agreement with China Netcom ("CN"). CN is an internet and webhosting provider in the PRC and manages the internet connection and webhosting of the Company's www.subaye.com website. Under the agreement, CN is required to ensure that the Company's internet connection and namely its webhosting, is operating correctly at all times such that all users of the websites, including Subaye.com members and anyone else who attempts to access the website can do so without interruption as long as the individual has a reliable internet connection. CN is compensated such that CN receives forty percent (40%) of the Company's gross membership fees, payable on a monthly basis within approximately fifteen (15) days of the end of each month. The Company records its revenues net of the fees paid to CN, in accordance with Emerging Issues Task Force Issue No. 99-19 ("EITF 99-19"). The Company believes net revenue presentation is reasonable given that it shares the obligation to perform with CN with regard to its membership contracts with its customers. The Company also does not believe it has the ability to replace CN with another comparable internet and webhosting provider. Lastly, the allocation of fees to CN is based on a fixed percentage portion of the membership revenues earned from membership fee transactions.

The Company has an ongoing agreement with SSTH Limited ("SSTH"). SSTH is a merchant service provider contracted to complete two tasks: (i) to assist the members of www.subaye.com in preparing each member's corporate branding video, which is to be uploaded to www.subaye.com and (ii) to assist the Company with the daily operations of www.subaye.com and more specifically, to collect the monthly member fees, which are currently paid in cash, from the members of www.subaye.com. Collecting these cash receipts, tracking which customers have paid and which have not, and remitting the cash to the Company, is a time intensive project each month. In October 2006, the Company and SSTH Limited orally agreed to allow SSTH Limited as much as 90 days in order to collect all cash receipts from any particular month. The Company determined it would provide the merchant services provider flexibility with regard to remitting cash to the Company so that the merchant services provider could focus its efforts on collecting fees from the members of www.subaye.com. The Company has never experienced collection issues with regard to the merchant services provider and does not expect any collection issues to occur in the future.  SSTH is compensated such that SSTH receives ten percent (10%) of the Company's gross membership fees, payable on a monthly basis at the end of each month. The Company records its revenues net of the fees paid to SSTH, in accordance with Emerging Issues Task Force Issue No. 99-19 ("EITF 99-19"). The Company believes net revenue presentation is reasonable given that it shares the obligation to perform with SSTH with regard to its membership contracts with its customers. The Company also does not believe it has the ability to replace SSTH with another comparable internet and webhosting provider. Lastly, the allocation of fees to SSTH is based on a fixed percentage portion of the membership revenues earned from membership fee transactions.

The Company also has an ongoing agreement with FRT whereby FRT is to ensure the telephone lines and mechanical equipment associated with the Company's internet connection is operating correctly. The Company has a fixed arrangement with FRT such that the monthly fees payable to FRT for its services are approximately $6,200.

SAAS

The Company derives application services revenues from subscription fees paid by customers for access to the Company’s computer software and computer hardware through the internet. Because the Company provides its application as a service, the Company follows the provisions of the Securities and Exchange Commission’s, or SEC, Staff Accounting Bulletin No. 104, Revenue Recognition and Emerging Issues Task Force Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. The Company recognizes revenue when all of the following conditions are met: (1) there is persuasive evidence of an arrangement with a customer; (2) the service has been provided to the customer; (3) license agreement terms are deemed fixed or determinable and free of contingencies or uncertainties that may alter the agreement such that it may not be complete and final; and (4) collection is probable.

The Company’s arrangements do not contain general rights of return.

Application services revenues are recognized ratably over the contract terms beginning on the commencement date of each contract. Invoicing is recorded on a monthly basis.  As a result, the Company does not anticipate generating any deferred revenue associated with its SAAS business segment.

The Company has entered into various SAAS contracts with its customers whereby payment is due from the customers within a thirty day term.  Subsequent to entering into the Company’s initial SAAS contracts with its customers, the Company negotiated with its customers to allow flexibility with regard to payment terms.  The Company and its SAAS business customers have verbally agreed that payments are due from customers within a ninety day term.  The Company has limited collection history with these specific customers and is new to the SAAS business.  However, in recent months the Company’s collections from its SAAS customers have been encouraging.  The Company does not currently anticipate collection issues with regard to its SAAS business customers.

Software Sales

Revenue from the sale of software is recognized pursuant to the requirements of Statement of Position 97-2 “ Software Revenue Recognition ” (SOP 97-2), issued by the American Institute of Certified Public Accountants, as amended by SOP 98-9 “ Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions .” In accordance with SOP 97-2, we begin to recognize revenue from licensing and supporting our software products when all of the following criteria are met: (1) we have evidence of an arrangement with a customer; (2) we deliver the products; (3) license agreement terms are deemed fixed or determinable and free of contingencies or uncertainties that may alter the agreement such that it may not be complete and final; and (4) collection is probable.

Our software licenses generally do not include acceptance provisions. An acceptance provision allows a customer to test the software for a defined period of time before committing to license the software. If a license agreement includes an acceptance provision, we do not record deferred subscription value or recognize revenue until the earlier of the receipt of a written customer acceptance or, if not notified by the customer to cancel the license agreement, the expiration of the acceptance period.

Under our traditional software sales business model, software license agreements for our IBS version 5.0 software typically include a lifetime right of use and do not provide for any support or maintenance to be provided by the Company for the term of the agreement.   Software license fees are recognized once all four criteria for revenue recognition criteria are met (as the contracts do not include a right to unspecified software products.)

Software license fees are recognized once all four criteria for revenue recognition criteria are met (as the contracts do not include a right to unspecified software products.)

Our standard licensing agreements include a product warranty provision for all products. Such warranties are accounted for in accordance with SFAS No. 5, “Accounting for Contingencies.” The likelihood that we would be required to make refunds to customers under such provisions is considered remote. As a result, the Company has not accrued for potential liabilities associated with the performance of its software products as no liabilities are specifically anticipated by the Company.

Under the terms of substantially all of our license agreements, we have agreed to indemnify customers for costs and damages arising from claims against such customers based on, among other things, allegations that our software products infringe the intellectual property rights of a third party. In most cases, in the event of an infringement claim, we retain the right to (i) procure for the customer the right to continue using the software product; (ii) replace or modify the software product to eliminate the infringement while providing substantially equivalent functionality; or (iii) if neither (i) nor (ii) can be reasonably achieved, we may terminate the license agreement and refund to the customer a pro-rata portion of the fees paid. Such indemnification provisions are accounted for in accordance with SFAS No. 5. The likelihood that we would be required to make refunds to customers under such provisions is considered remote. In most cases and where legally enforceable, the indemnification is limited to the amount paid by the customer.

Media & Marketing Management

In accordance with SAB 104, the Company recognizes revenue generated by its MGI subsidiary when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured. In general, revenues are typically earned throughout the life of MGI contracts, normally on a monthly basis.

Concentrations of Credit Risk

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the PRC. Certain financial instruments, which subject the Company to concentration of credit risk, consist of cash. The Company maintains cash balances at financial institutions which, from time to time, may exceed Federal Deposit Insurance Corporation insured limits for the banks located in the United States. Balances at financial institutions or state-owned banks within the PRC are not covered by insurance. Total cash in state-owned banks and cash on hand at June 30, 2009 and September 30, 2008, amounted to $213,075 and $113,860, respectively, of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. We are diligent in attempting to ensure that we issue credit to credit-worthy customers. However, our customer base is small and our accounts receivable balances are usually over 90 days outstanding, and that exposes us to significant credit risk. Therefore, a credit loss can be significant, relative to our overall profitability.  However, after three full years of operations, we have not encountered a significant loss associated with the failed collection of an accounts receivable balance.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

On a historical basis, we have been indebted to MYST or MYST has been indebted to us.  The balance owed to either party has at times been significant, even approaching approximately $8 million, which was owed to us from MYST at one point in the summer of 2008. During 2008, we began receiving all cash receipts associated with the www.subaye.com business.  MYST had previously handled the administrative duties associated with tracking and receiving funds for www.subaye.com sales.  Additionally, on March 5, 2009, the Company and MYST agreed to ensure that the net balance outstanding between Subaye and MYST will be repaid on a monthly basis, within 30 days from the end of each month.  The Company and MYST are in the process of reorganizing operations in order to accomplish this task.

Stock-Based Compensation

The Company does not have a formal stock option plan. However, we offered to some of our employees stock-based compensation in the form of stock warrants and shares of our common stock. Prior to July 1, 2005, we accounted for those stock-based compensation awards using the recognition and measurement principles of the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and its related interpretations, and applied the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation . Under the intrinsic value method, we recognized compensation expense on the date of grant only if the current market price of the underlying stock on the grant date exceeded the exercise price of the stock-based award.

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), which revises SFAS 123 (R) and supersedes APB Opinion No. 25. SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values beginning with the first interim or annual period after June 15, 2005. Subsequent to the effective date, the pro forma disclosures previously permitted under SFAS 123 (R) are no longer an alternative to financial statement recognition.

In March 2005, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 107, Share-Based Payment . SAB No. 107 expresses the view of the SEC Staff regarding the interaction between SFAS 123 (R) and certain SEC rules and regulations and provides the SEC Staff’s views regarding the valuation of share-based payment arrangements for public companies. The SEC Staff believes the guidance in SAB No. 107 will assist public companies in their initial implementation of SFAS 123 (R) beginning with the first interim or annual period of the first fiscal year that begins after June 15, 2005.

Effective July 1, 2005, we adopted SFAS 123 (R) using the modified prospective method. Under this method, compensation cost recognized during 2006 includes: (1) compensation cost for the portions of all share-based payments granted prior to, but not yet vested as of July 1, 2005, based on the grant date fair value estimated in accordance with the original provisions of FASB Statement No. 123 amortized on a straight-line basis over the options’ remaining vesting period beginning July 1, 2005, and (2) compensation cost for all share-based payments granted subsequent to July 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123 (R) amortized on a straight-line basis over the options’ requisite service period.

Website Development Costs

The Company follows Emerging Issues Task Force Issue No. 00-2 ("EITF 00-2"), Accounting for Website Development Costs , which specifies the appropriate accounting for costs incurred in connection with the development and maintenance of websites. Under EITF 00-2, costs related to certain website development activities are expensed as incurred (such as planning and operating stage activities). Costs relating to certain website application and infrastructure development are generally capitalized, and are amortized over their estimated useful life.  Since the Company's inception in January 2005, the Company has not capitalized any costs incurred in website development.  All costs have been expensed as incurred.  The Company has capitalized the cost of acquiring the www.subaye.com website from an unaffiliated third party and capitalized websites acquired form MYST which MYST had previously acquired the Company's other websites from unaffiliated third parties and capitalized.

Software Development Costs

The Company accounts for software development costs in accordance with SFAS No. 86, Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed . The Company has not historically developed its computer software internally and has purchased software exclusively from one provider located in the PRC.

Once the Company begins to offer its computer software to potential or current customers, begins utilizing its computer software within its website offerings or for any ancillary purposes, the Company begins to amortize the computer software costs. The Company records amortization expense related to its computer software as a component of cost of sales. The Company amortizes the computer software costs over a three year life. Additionally, if management deems certain computer software costs are unrecoverable based on expected future gross revenue and corresponding cash flows, the Company will write off the costs and record the charge as an impairment loss, as deemed appropriate.

Property and Equipment

Property and equipment is located in the PRC and is recorded at cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service. The Company generally uses the following depreciable lives for its major classifications of property and equipment:

Description	Useful Lives
Computer hardware	3 years
Computer software	3 years
Websites	3 years
Furniture and fixtures	5 and 7 years
Leasehold improvements	5 years

Valuation of Long-Lived Assets

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests. As of June 30, 2009 and September 30, 2008, management does not believe any of the Company’s assets were impaired.

Goodwill and Intangible Assets

The Company adopted SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets , effective June 2001 and revised in December, 2007. SFAS No. 141 requires the use of the purchase method of accounting for any business combinations initiated after June 30, 2002, and further clarifies the criteria to recognize intangible assets separately from goodwill. Under SFAS No. 142, goodwill and indefinite−life intangible assets are no longer amortized but are reviewed for impairment annually.

Cash and Cash Equivalents

For purposes of the consolidated balance sheets and cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at time of purchase to be cash equivalents. All cash is held in large banks located in the PRC, Hong Kong, or is cash in hand.

Prepaid Advertising

In certain circumstances, the Company pays in advance for Internet based advertising on other contracted websites, and expenses the prepaid amounts over the contract periods as the contracted website delivers on their commitment. The Company evaluates the realization of prepaid amounts at each reporting period, and expenses prepaid amounts upon delivery of services or if it determines that the contracted website will be unable to deliver on its commitment.

Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts represents the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable balance. The Company determines the allowance for doubtful accounts based upon historical write-off experience and current economic conditions. The Company reviews the adequacy of its allowance for doubtful accounts on a regular basis. Receivable balances past due over 120 days, which exceed a specified dollar amount, are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  We are diligent in attempting to ensure that we issue credit to credit-worthy customers. However, our customer base is small and our accounts receivable balances are usually over 90 days outstanding, and that exposes us to significant credit risk. Therefore, a credit loss can be significant, relative to our overall profitability.  However, after three full years of operations, we have not encountered a significant loss associated with the failed collection of an accounts receivable balance.

Allowances for doubtful accounts receivable balances are recorded when circumstances indicate that collection is doubtful for particular accounts receivable or as a general reserve for all accounts receivable. Management estimates such allowances based on historical evidence such as amounts that are subject to risk. Accounts receivable are written off if reasonable collection efforts are not successful.

Comprehensive Income

Accumulated other comprehensive income represents foreign currency translation adjustments and is included in the consolidated statement of stockholders’ equity.

Income Taxes

Income taxes are accounted for under the asset and liability method in accordance with SFAS No. 109 Accounting for Income Taxes . Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

In July, 2006, the FASB issued FASB Interpretations No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 became effective as of January 1, 2007 and had no impact on the Company’s consolidated financial statements.    The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

Deferred tax assets and liabilities are offset when they related to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Research and Development

Research, development, and engineering costs are expensed as incurred, in accordance with SFAS No. 2, Accounting for Research and Development Costs .  Research, development, and engineering expenses primarily include payroll and headcount related costs, contractor fees, infrastructure costs, and administrative expenses directly related to research and development support. Research and development expenses for the nine months ended June 30, 2009 and 2008 were $81,809 and $64,947, respectively.

Advertising Costs

The Company expenses advertising costs as the costs are incurred in accordance with Statement of Position 93-7 “ Reporting on Advertising Costs ” ("SOP 93-7"), issued by the American Institute of Certified Public Accountants.

On October 1, 2008, the Company entered into a promotional event whereby a total of 16,000 members of www.subaye.com would each receive a total of 1,600 DVDs which included both a promotional video demonstrating each respective participating members' products and services and the motion picture “Big Movie: Subaye” free of charge. The customer would receive the DVDs and participate in the promotion if they agreed to remain customers of the Company for the twelve month period from October 1, 2008 through September 30, 2009 (the “12 Month Period”). If a customer does not remain a customer for the full 12 Month Period then the customer will owe the Company approximately $0.72 per DVD for each month in which they did not remain a customer during the 12 Month Period. The Company then delivered the DVDs to its participating customers in December 2008 and January 2009. The total cost of the promotional event was approximately $8.6 million. On October 1, 2008, the Company recorded a prepaid expense for approximately $8.6 million. The Company delivered 50% of the DVDs in December 2008 and 50% of the DVDs in January 2009.  The Company amortized 50% of the total cost of the advertising promotion in December 2008 and the remaining 50% of the cost was amortized in January 2009. For the nine and three months ended June 30, 2009, the Company recorded $8.6 million and $0 million for amortization of the promotional event, respectively, which is included as advertising in the accompanying consolidated statements of operations and comprehensive income.  During the nine and three months ended June 30, 2008, this advertising promotion was not in process and no comparable significant advertising expenditures were incurred during 2008.

Net Earnings (Loss) Per Share

The Company utilizes SFAS No. 128, Earnings per Share to calculate gain or loss per share. Basic gain or loss per share is computed by dividing the gain or loss available to common stockholders (as the numerator) by the weighted-average number of common shares outstanding (as the denominator). Diluted gain or loss per share is computed similar to basic gain or loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potential common stock (including common stock equivalents) had all been issued, and if such additional common shares were dilutive. Under SFAS No. 128, if the additional common shares are dilutive, they are not added to the denominator in the calculation. Where there is a loss, the inclusion of additional common shares is anti-dilutive (since the increased number of shares reduces the per share loss available to common stock holders).

The following table outlines the common stock equivalents outstanding as of June 30, 2009 and 2008, respectively.

	June 30,
	2009	2008

Warrants to Purchase Common Stock, Held by MYST	1,150,000	-
Warrants to Purchase Common Stock, Held by an Individual	500,000	-
	1,650,000	-

As of June 30, 2009, there were warrants outstanding to purchase 1,650,000 shares of the Company's common stock at $4.00 per share, which expire on July 7, 2013.  MYST held a total of 1,150,000 of the 1,650,000 warrants outstanding as of June 30, 2009.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are periodically reviewed and the effects of revisions are reflected in the consolidated financial statements in the period they are determined to be necessary.  The consolidated financial statements include some amounts that are based on management’s best estimates and judgments.  Significant estimates include the allowance for uncollectible accounts receivable, depreciation, amortization, useful lives of fixed assets and intangible assets, tax liabilities and the value of copyrights licensed from MYST which are classified as advertising expenses in the consolidated statement of operations for the nine and three months ended June 30, 2009 and 2008.  These estimates may be adjusted as more current information becomes available, and any future adjustments could be significant in nature to the financial statements taken as a whole.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States, and expands disclosures about fair value measurements. The Company has adopted the provisions of SFAS No. 157 as of October 1, 2008 for financial instruments. This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Further, the Company has taken into consideration the guidance promulgated in FASB Staff Position No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for that Asset is Not Active,” in estimating the fair value of its financial instruments.

Fair Value of Financial Instruments

The Company’s consolidated financial instruments, including its cash, accounts receivable and amounts due from or to MYST are carried at cost, which approximates fair value due to the short term maturity of these instruments.

Reclassifications

Certain reclassifications have been made to the consolidated financial statements for the nine and three months ended June 30, 2008 and the September 30, 2008 balance sheet, in order to provide comparative consolidated financial statements to the nine and three months ended June 30, 2009.

NOTE 3 – ACCOUNTS RECEIVABLE

The following table provides details on changes within the Company’s allowance for doubtful accounts during the nine months ended June 30, 2009 and the year ended September 30, 2008, respectively.

	Nine Months Ended June 30, 2009	Year Ended September 30, 2008

Beginning allowance for doubtful accounts	$30,767	$216,074
Recoveries of bad debts	-	(185,440)
Foreign currency adjustment	78	133
Additional charge to bad debt expense	331,928	-
Ending allowance for doubtful accounts	$362,773	$30,767

The Company’s merchant services provider is responsible for the collection of monthly fees from the members of the www.subaye.com website.  The merchant services provider collects the monthly fees and remits cash equal to 40% of the current month’s fees at the end of each month to CN in accordance with the Company’s agreement with CN.  The merchant services provider receives 10% of the Company’s gross membership revenues as compensation for services provided each month. The Company and the merchant services provider have an informal arrangement such that the merchant services provider is given approximately 90 days to collect the monthly fees from the members of www.subaye.com for each month prior to having to remit cash to the Company, which should approximate the remaining 50% of the month’s fees earned by the www.subaye.com website. The Company is in the process of implementing an online payment processing system.  As of August 24, 2009 and since operations began in October 2006, the members of www.subaye.com make payment for the monthly membership fee to a local representative of the merchant services provider.  Payment is generally made in cash using the local currency, the RMB.  Except for during the free trial period from July 1, 2007 through December 31, 2007, the Company has carried significant accounts receivable balances.  The Company has never sustained a significant loss related to collection of its accounts receivable.

The Company’s future operations and continued expansion is subject to a significant concentration risk. During the nine months ended June 30, 2009 and the years ended September 30, 2008 and 2007, the Company’s revenues were processed by a third party, a PRC-based merchant services provider. The Company utilizes the merchant services provider’s services to such an extent that the loss of the merchant services provider’s services would create a significant business issue for the Company and the Company cannot be sure that it will be able to secure a merchant services provider to replace this third party should the need arise to do so.

NOTE 4 - ADVERTISING PROMOTION

On October 1, 2008, the Company entered into an agreement and copyright license with MYST’s subsidiary, 3G Dynasty such that 3G Dynasty would coordinate the production of 25,600,000 DVDs of the motion picture "Big Movie: Subaye."  The Company used the DVDs as a promotional incentive to attract 16,000 members of the www.subaye.com website to commit to renewing their memberships for the www.subaye.com website through September 30, 2009. Each of these 16,000 members received 1,600 personalized DVDs. The DVDs included a promotional advertisement for each member in the introduction section of the DVDs.  The remaining programming on the DVDs consisted of the "Big Movie: Subaye" motion picture, which MYST’s subsidiary 3G Dynasty holds the copyright to. The members of Subaye are expected to use the DVDs for their own promotional and marketing purposes.  Additionally, if a current member does decide to cancel their membership with www.subaye.com, they have agreed to reimburse the Company for approximately two and a half times the cost of the DVDs, which is approximately $1,152 per member. The Company provided approval to 3G Dynasty to enter into a transaction with a manufacturer of DVDs and approved the total cost of the contract with 3G Dynasty for coordinating the manufacturing and providing the copyright license as being equal to approximately 75% of the total directly related revenues before netting of the promotional awards against revenues that are expected to be earned from the 16,000 members as a result of the commitment of the members of www.subaye.com to remain members through September 30, 2009, which the Company estimates is approximately $11.5 million.  3G Dynasty then negotiated with Sparkful Investments to finalize the cost of manufacturing the DVDs.  The Company and 3G Dynasty have agreed to value the copyright license as the difference between the total contract price and the manufacturing costs paid to Sparkful Investments. The total contract with 3G Dynasty was for approximately $8.6 million and consisted of a one-time fee for a copyright license of approximately $1.8 million and $6.8 million for the production costs to complete the manufacturing of the DVDs.  In December 2008 and January 2009, a total of 25,600,000 DVDs were delivered to these 16,000 members of www.subaye.com.  The Company amortized 50% of the total cost of the sales promotion, which was approximately $8.6 million in December 2008, when 50% of the DVDs were delivered. On January 10, 2009, the Company delivered the remaining DVDs and amortized the remaining 50% of the cost of the DVD promotion. For the nine and three months ended June 30, 2009, the Company recorded $8.6 million and $0 million for amortization of the promotional event, respectively, which is included as advertising in the accompanying consolidated statements of operations and comprehensive income.  During the nine and three months ended June 30, 2008, there was no advertising promotion.

NOTE 5 – DEPOSIT FOR INVENTORIABLE ASSETS

On May 3, 16 and 26, 2009, the Company’s subsidiary, Subaye IIP Limited, entered into three agreements with three consumer goods distributors in the PRC. The products will include clothes, footwear, bags and garniture, jewellery and electronics. The consumer goods distributors committed to delivering goods ordered by Subaye IIP Limited or the members of www.subaye.com “just in time.” If the consumer goods distributors do not deliver the products ordered by the first day subsequent to the order, the consumer goods distributors will pay Subaye IIP Limited a penalty equal to 5% of the cost of the product ordered per day it is delivered late.  The contracts are valid from May 3, 16 and 26, 2009 through November 2, 15 and 25, 2010.  In accordance with the contracts, Subaye IIP Limited paid a deposit of approximately $8.2 million.  The deposit will be used by the consumer goods distributor to ensure product is available for ordering by Subaye IIP Limited or the members of www.subaye.com on an as needed basis.

NOTE 6 – PREPAID ADVERTISING

The Company routinely works with online advertisers and has also sponsored movie productions, such as Big Movie, a PRC production its controlling shareholder, MYST, has invested in. During the year ended September 30, 2007, the Company contracted to spend approximately $1 million for online advertising through the affiliate networks provided by www.stareastnet.com and also committed $1 million to fund sponsorships in PRC movie productions, namely Big Movie. As of June 30, 2009 and September 30, 2008, the Company had $405,218 and $566,274 in prepaid advertising.  The prepaid advertising relates to advertisements which are scheduled to be placed in PRC movies.  However, the movies are in the process of being approved by the local government and have not yet been released to the public as of June 30, 2009.

In 2008, the Company's subsidiary, MGI, advanced $797,930 to a PRC-based film producer in order to secure an advertising campaign and terms in accordance with two advertising production and placement contracts entered into with customers of MGI in July and September 2008.  The funds advanced under these contracts will be expensed as costs of sales once the advertisement placements are actually included in a film to be released in 2009.  Until the release of the film to the public, the funds advanced by MGI will be classified as prepaid customer advertising.

	June 30,	September 30,
	2009	2008

Prepaid advertising – PRC movie productions	$320,951	$566,274
Prepaid customer advertising – PRC movie advertising	799,959	797,930
	$1,120,910	$1,364,204

NOTE 7 – ADVANCES RECEIVABLE FROM PARENT COMPANY

The Company operates in the PRC. As of October 1, 2007, the Company acquired Guangzhou Subaye, a PRC-organized company, from MYST and from that date forward, the Company is able to process its own payments to vendors and receipts from customers, in accordance with PRC laws.

The balance classified in current assets as of June 30, 2009 and September 30, 2008 titled “Advances Receivable From Parent Company” are representative of the balances owed to the Company from its controlling shareholder, MYST, and its subsidiaries. During the nine months ended June 30, 2009 and the year ended September 30, 2008, interest was recorded at an annualized rate of 10% on the daily balance owed from MYST. Net interest income of $86,442 was recorded for the nine months ended June 30, 2009. Net interest income of $608,170 was recorded for the year ended September 30, 2008. A summary of transactions between the Company and MYST for the nine months ended June 30, 2009 and the year ended September 30, 2008 are presented below.

For the Nine Months Ended June 30, 2009

Beginning balance receivable from MYST, as of September 30, 2008	$4,860,660
Expenses paid by MYST on behalf of the Company	(315,513)
Purchase of Copyright License from 3G Dynasty	(1,867,233)
Purchase of DVDs from 3G Dynasty	(6,722,003)
Expenses paid by the Company on behalf of MYST	8,708,299
Cash receipts by the Company on behalf of MYST	(874,676)
Interest charged to the Company by MYST, on the daily balance owed to MYST	86,404
Ending balance receivable from MYST, as of June 30, 2009	$3,875,937

For the Year Ended September 30, 2008

Beginning balance receivable from MYST, as of September 30, 2007	$2,519,676
Issuance of stock to MYST, to cancel liabilities owed to MYST and MYST’s subsidiaries	5,482,070
Issuance of stock to MYST, increase in advances receivable from MYST	361,059
Liabilities owed to MYST subsidiaries, assumed upon acquisition of Guangzhou Subaye	(3,224,157)
Cash receipts from the Company’s customers, held by MYST	248,293
Expenses paid by MYST on behalf of the Company	(2,192,769)
Expenses paid by the Company on behalf of MYST	2,952,279
Cash receipts by the Company on behalf of MYST	(1,893,961)
Interest charged to MYST on the daily balance owed to the Company	608,170
Ending balance receivable from MYST, as of September 30, 2008	$4,860,660

On a historical basis, we have been indebted to MYST or MYST has been indebted to us.  The balance owed to either party has at times been significant, even approaching approximately $8 million in June, 2008, which was owed to us from MYST.   During 2008, we began receiving all cash receipts associated with the www.subaye.com business.  MYST had previously handled the administrative duties associated with tracking and receiving funds for www.subaye.com sales.  Additionally, on March 5, 2009, the Company and MYST agreed to ensure that the net balance outstanding between Subaye and MYST will be repaid on a monthly basis, within 30 days from the end of each month.    The Company and MYST are in the process of reorganizing operations in order to accomplish this task.

NOTE 8 - BUSINESS ACQUISITIONS

Acquisition of Media Group International Limited

On October 23, 2007, the Company acquired 100% of the outstanding ownership units of Media Group International Limited for 100,000 shares of the Company’s common stock, valued at $200,000, which was the fair market value of recent arms length transactions involving the Company’s common stock, namely certain consulting contracts agreed to with third party service providers in October, 2007. The net assets received by the Company from the acquisition of MGI totaled $200,000. In accordance with the purchase method of accounting, the results of MGI and the estimated fair market value of the assets and liabilities assumed have been included in the consolidated financial statements from the date of acquisition.

The purchase price of MGI was allocated to the assets acquired and liabilities assumed by the Company less the goodwill of $202,453. The Company recorded $202,453 of goodwill, which was the excess of acquisition cost over fair value of net assets of MGI.

Cash	$2,834
Fixed Assets, Net	$653
Goodwill	$202,453
Due to Related Party	$(5,940)
Net Assets Acquired	$200,000

Purchase Consideration	$200,000

Net Assets Acquired	$200,000

Net Cash Inflow from Acquisition of MGI	$2,834

Goodwill is comprised of the residual amount of the purchase price over the fair value of the acquired tangible and intangible assets. The operating results of MGI have been included in the Company’s statement of operations since October 23, 2007. If the operating results had been included since the beginning of the current fiscal year, October 1, 2007, the Company’s pro-forma consolidated revenue and the Company’s pro-forma net income for the nine months ended June 30, 2008 was $7,216,355 (unchanged) and $2,910,985, respectively.

Acquisition of Guangzhou Subaye Computer Tech Limited

On October 1, 2007, the Company acquired 100% of the outstanding ownership units of Guangzhou Subaye Computer Tech Limited (“Guangzhou Subaye") (f/k/a Guangzhou TCOM Computer Tech Limited) from MYST for $119,534. Payment of the purchase price of $119,534 was made in the form of 59,767 shares of the Company’s common stock.

The acquisition of Guangzhou Subaye was completed by two entities under common control. Therefore, the transaction was accounted for at the underlying historical cost of the net assets of Guangzhou Subaye. In accordance with the purchase method of accounting, the results of Guangzhou Subaye and the historical cost basis of the assets and liabilities assumed have been included in the consolidated financial statements from the date of acquisition.

The purchase price of Guangzhou Subaye was allocated to the assets acquired and liabilities assumed by the Company.

(Restated)

Cash	$501,290
Computer Software	2,700,000
Security Deposit	31,147
Property and Equipment	111,254
Liabilities Assumed	(3,224,157)
Net Assets Acquired	$119,534

Purchase Consideration	$119,534
Net Assets Acquired	$(119,534)
Net Cash Inflow From Acquisition of Guangzhou Subaye	$501,290

There is no goodwill generated as a result of this transaction because the net assets were exchanged at their historical cost basis. The operating results of Guangzhou Subaye have been included in the Company’s statement of operations since October 1, 2007. As a result, the Company’s pro-forma consolidated revenue and the Company’s pro-forma net income for the nine months ended June 30, 2008 was $7,216,355 (unchanged) and $2,935,135 (unchanged), respectively.

NOTE 9 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	June 30, 2009	September 30, 2008

Websites	$7,146,945	$7,132,716
Computer Software	9,406,632	9,387,042
Furniture & Fixtures	39,987	35,152
	16,593,564	16,554,910
Less: Accumulated Depreciation and Amortization	(11,147,812)	(6,886,882)
	$5,445,752	$9,668,028
Depreciation and amortization related to the assets listed above for the nine months ended June 30, 2009 and 2008 presented within the financial statements is as follows:

	2009	2008

Depreciation Included Within Operating Expenses	$18,394	$55,966
Amortization of Websites Included Within Cost of Sales	1,881,684	1,626,281
Amortization of Software Included Within Cost of Sales	2,345,553	964,753
	$4,245,631	$2,647,000

The Company acquired the following computer software in connection with its acquisition of Guangzhou Subaye on October 1, 2007:

		Estimated Useful
Software Acquired	Cost	Life (Years)
IBS V5.0	$1,350,000	2.25	**
IBS V5.0 Edu	675,000	3.00
IBS V5.0 Gov	675,000	3.00
	$2,700,000

** The computer software was acquired from MYST on October 1, 2007 and was accounted for at the historical adjusted cost basis of the computer software prior to the sale of Guangzhou Subaye to the Company. The adjusted cost basis of the software was $2,700,000 as of October 1, 2007. On October 1, 2007, the Company determined that the computer software acquired from MYST had an estimated remaining useful life of 27 months, which was the remaining term associated with the original estimate of the computer software's estimated useful life.

NOTE 10 - STOCKHOLDERS’ EQUITY

Subaye.com, Inc. is authorized to issue 350,000,000 shares, in aggregate, consisting of 300,000,000 shares of common stock, $0.001 par value, and 50,000,000 shares of preferred stock, $0.01 par value. The Company's Certificate of Incorporation authorizes the Board of Directors (the “Board”) to determine the preferences, limitations and relative rights of any class or series of Company preferred stock prior to issuance and each such class or series must be designated with a distinguishing designation prior to issuance. As of June 30, 2009, no shares of the Company’s preferred stock and 10,361,832 shares of the Company’s common stock were issued and outstanding.

On October 1, 2007, the Company issued 59,767 shares of common stock valued at $119,534 to MYST as consideration to acquire Guangzhou Subaye from MYST.

On October 1, 2007, the Company issued 1,375,891 shares of common stock valued at $2,751,781 to MYST as consideration to relieve Guangzhou Subaye's debts with Alpha Century Holdings Limited, a subsidiary of MYST.

On October 1, 2007, the Company issued 339,872 shares of common stock valued at $679,744 to MYST as consideration to relieve the Company's debts with Alpha Century Holdings Limited, a subsidiary of MYST.

On October 1, 2007, the Company issued 335,203 shares of common stock valued at $670,406 to MYST as consideration to relieve the Company's debts with MyStarU Limited, a subsidiary of MYST.

On October 1, 2007, the Company issued 126,353 shares of common stock valued at $252,706 to MYST. This issuance of common stock was intended to reduce the Company's liabilities owed to MyStarU Limited, a subsidiary of MYST. However, once the Company completed its September 30, 2007 audit, the liabilities were determined to be significantly less. As a result, the Company recorded an increase in the balance due from MYST to account for the consideration the Company was to receive upon issuing these shares of common stock.

On October 1, 2007, the Company issued 511,702 shares of common stock valued at $1,023,405 to MYST as consideration to relieve Guangzhou Subaye's debts with Arran Services Limited, a subsidiary of MYST.

On October 1, 2007, Top Rider Group converted the previously outstanding 200,000 shares of preferred stock to 400,000 shares of the Company’s common stock.

On October 1, 2007, the Company issued 170,000 shares of common stock valued at $340,000 to its Chief Executive Officer, Jun Han under a two year employment agreement with a start date of January 2, 2008.

On October 1, 2007, the Company issued 50,000 shares of common stock valued at $100,000 to its Vice President, Heying Zhang, under a two year employment agreement with a start date of January 2, 2008.

On October 23, 2007, the Company completed the acquisition of Media Group International Limited, a Hong Kong-based media and marketing management firm. Under the terms of the transaction, Leyi Yang, the sole shareholder of MGI, received 100,000 shares of the Company's common stock valued at $200,000.

On January 2, 2008, the Company issued 50,000 shares of common stock valued at $100,000 to its Secretary, Yulong Zhu, under a two year employment agreement with a start date of January 2, 2008.

On January 2, 2008, the Company agreed to issue 450,000 shares of common stock valued at $900,000 to Todd Heinzl, a consultant, under a two year employment agreement with a start date of January 2, 2008.

On February 20, 2008, the Company issued 66,532 shares of common stock valued at $133,064 to MYST as consideration to relieve Guangzhou Subaye liabilities with Alpha Century Holdings Limited, a subsidiary of MYST.

On February 20, 2008, the Company issued 54,176 shares of common stock valued at $108,353 to MYST. This issuance of common stock was intended to reduce Guangzhou Subaye's liabilities owed to Arran Services Limited, a subsidiary of MYST. However, once the Company’s auditors completed their quarterly financial review for June 30, 2008, the liabilities were determined to be significantly less. As a result, the Company recorded an increase in the balance due from MYST to account for the consideration the Company was to receive upon issuing these shares of common stock.

On February 20, 2008, the Company issued 111,835 shares of common stock valued at $223,670 to MYST as consideration to relieve Guangzhou Subaye's liabilities with Arran Services Limited, a subsidiary of MYST.

On February 20, 2008, the Company issued 767,457 shares of common stock valued at $1,534,914 to MYST as consideration for the purchase of 3 websites controlled by MYST, namely www.goongreen.org, www.x381.com, and www.goongood.com. The Company believes these acquisitions provide synergies with the business operations of the Company's website, www.subaye.com, and are expected to enhance the services offered and corresponding revenues derived from the members of www.subaye.com.

On February 27, 2008, the Company issued 70,800 shares of common stock valued at $141,600 to its President, Yaofu Su, under a two year employment agreement with a start date of January 2, 2008.

On February 27, 2008, the Company issued 78,425 shares of common stock valued at $156,850 to its Chief Financial Officer, James Crane, under a two year employment agreement with a start date of February 26, 2008.

July 8, 2008 Private Placement

On July 8, 2008, for $920,000, the Company issued MYST 230,000 shares of common stock and warrants to purchase an additional 1,150,000 shares of Subaye.com's common stock at $4.00 a share with an expiration date of July 7, 2013.

On July 8, 2008, for $400,000, the Company issued an unaffiliated individual 100,000 shares of the Company's common stock and warrants to purchase an additional 500,000 shares of the Company's common stock at $4.00 a share with an expiration date of July 7, 2013.

The Company has reviewed Emerging Issues Task Force Issue No. 00-19, Accounting for Derivative Financial Instruments Potentially Settled in a Company's Own Stock  ("EITF 00-19"). The Company has determined that the warrants do not meet the criteria in EITF 00-19 to be classified as liabilities. As a result, the Company will account for the warrants in permanent equity.

The fair value of the Company's common stock and the warrants issued on July 8, 2008 were determined by an independent professional valuation firm, Axiom Valuation Solutions of Wakefield, Massachusetts (“Axiom”).  Axiom concluded that a transaction on July 8, 2008 which involved an unaffiliated individual can be used to determine the valuation of the Company's common stock and the warrants issued on July 8, 2008.  Axiom used the known attributes associated with the July 8, 2008 investment by the individual, along with the attributes listed below, to determine the value of the common stock and associated warrants. This approach is consistent with the methods outlined in the AICPA Practice Aid, “Valuation of Privately-Held Company Equity Securities Issued as Compensation.”

The Company used the following attributes for the Black Scholes Option Pricing calculation:

Expected Volatility	45.95%
RiskFree Interest Rate	3.91%
Exercise Price	$4.00
Price Per Common Share	$1.86
Expected Term (In Years)	5

The expected volatility was determined using a blended volatility rate of four publicly-traded companies in a similar market to the Company, although one volatility rate was omitted from the final blended volatility rate due to its unexplainable and extremely high volatility rate.

The risk free interest rate utilized by Axiom was the interest rate on the "10-Year Federal Reserve T-Bond as of July 8, 2008."

Axiom valued the warrants at $0.43 and the Company’s common stock at $1.86 as of July 8, 2008, after taking the July 8, 2008 private placement into account.  The Company reviewed the valuation performed, concluded it to be consistent with its current accounting policies, and has accounted for the common stock and warrants issued accordingly.

NOTE 11 – TAXES

United States of America

Since the Company had no operations within the United States, there is no provision for US taxes and there are no deferred tax amounts as of December 31, 2008 and September 30, 2008, respectively.

Delaware

The Company is incorporated in Delaware but does not conduct business in Delaware. Therefore, the Company is not subject to corporate income tax.

British Virgin Islands

Subaye IIP Limited is incorporated in the British Virgin Islands and, under the current laws of the British Virgin Islands, is not subject to income taxes.

 Hong Kong

Media Group International is organized in Hong Kong and is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. No provision for Hong Kong corporate current income tax has been made as MGI incurred a loss during the nine and three months ended June 30, 2009 and 2008, respectively. The applicable Hong Kong statutory tax rate for the nine and three months ended June 30, 2009 and 2008 is 17.5%, respectively.

People’s Republic of China

Enterprise income tax in PRC is generally charged at 33% of a company’s assessable profit, of which 30% is a national tax and 3% is a local tax. The Company’s subsidiaries incorporated in the PRC are subject to PRC enterprises income tax at the applicable tax rates on the taxable income as reported in their Chinese statutory accounts in accordance with the relevant enterprises income tax laws applicable to foreign enterprises. Pursuant to the same enterprises income tax laws, the Company’s PRC subsidiaries are fully exempted from PRC enterprises income tax for two years subsequent from the first profit-making year, followed by a 50% tax exemption for the next three years.

As of January 1, 2008, the new Enterprise Income Tax (“EIT”) law of the People’s Republic of China replaced the existing laws for Domestic Enterprises (“DES”) and Foreign Invested Enterprises (“FIEs”).

The key changes are:

a.
The new standard EIT rate of 25% will replace the 33% rate currently applicable to both DES and FIEs, except for High Tech companies who pay a reduced rate of 15%. The Company currently believes it will qualify as a high tech company.

b.
Companies established before March 16, 2007 will continue to enjoy tax holiday treatment approved by local government for a grace period of the next five years or until the tax holiday term is completed, whichever is sooner.

The Company and all of its subsidiaries were established before March 16, 2007 and therefore the Company is qualified to continue enjoying the reduced tax rate as described above.

No provision for enterprise income tax in the PRC had been made for the nine and three months ended June 30, 2009 and 2008 due to the fact that the Company is exempt from PRC tax based on the statutory provisions granting a tax holiday for a two year period, as stated above, specifically for the years ended September 30, 2009 and 2008, respectively.  The Company anticipates its tax holiday will expire on October 1, 2009.  The following table details the aggregate effect of the tax holiday on the Company’s results of operations.

	Nine Months Ended June 30, 2009	Nine Months Ended June 30, 2008
PRC Tax Without Consideration of Tax Holiday	$1,069,790	$1,017,949
PRC Tax Savings as a Result of Tax Holiday	$(1,069,790)	$(1,017,949)
Increase in Basic Earnings Per Share as a Result of Tax Holiday	$0.10	0.11
Increase in Diluted Earnings Per Share as a Result of Tax Holiday	$0.10	$0.11

The net loss for the nine months ended June 30, 2009 totaled $441,702.  As a result, no tax would have been owed to the PRC even if the tax holiday had not been in effect.  Prior to January 1, 2008, income would have been taxed in the PRC at a rate of 33%.  As of January 1, 2008 and going forward, income would have been taxed at a rate of 25%.

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008
PRC Tax Without Consideration of Tax Holiday	$1,230,685	$356,492
PRC Tax Savings as a Result of Tax Holiday	$(1,230,685)	$(356,492)
Increase in Basic Earnings Per Share as a Result of Tax Holiday	$0.12	$0.04
Increase in Diluted Earnings Per Share as a Result of Tax Holiday	$0.12	$0.04

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the nine months ended June 30, 2009 and 2008:

	2009	2008
U.S. Statutory rates	35.0%	35.0%
Foreign income	(35.0)	(35.0)
China tax rates	25.0	33.0
China income tax exemption	(25.0)	(33.0)
Effective income tax rates	0%	0%

Value Added Tax

Enterprises or individuals who sell products, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax rate applicable to the Company is 6% of the gross sales price. No credit is available for VAT paid on the purchases. The Company reports value-added taxes on a gross basis within the statement of operations in accordance with EITF 06-3.

NOTE 12 - COMMITMENTS & CONTINGENCIES

Operating Leases

On July 1, 2008, the Company entered into a twelve month verbal sublease agreement with MYST for office space in Foshan City, Guangdong, China. The Company terminated this verbal sublease agreement on March 1, 2009. The Company did not compensate MYST for the early termination.

On February 1, 2009, the Company entered into a lease agreement to utilize approximately 22,000 square feet of office space at 349 Dabei Road, Shiqiao Street, Panyu District, Guanzhou City, Guangdong, China 511400 for approximately $8,824 per month through January 31, 2011.

The following table summarizes the Company’s future minimum lease payments under operating lease agreements for the five years subsequent to June 30, 2009:

Twelve Months Ended:
June 30, 2010	$105,888
June 30, 2011	61,768
$167,656

The Company recognizes lease expense on a straight-line basis over the life of the lease agreement. Contingent rent expense is recognized as it is incurred. Total rent expense in continuing operations from operating lease agreements was $52,842 and $120,643 for the nine months ended June 30, 2009 and 2008, respectively.

Vendor Commitments

The Company has an ongoing contractual obligation which renews annually upon approval from both parties on May 30 of each year to China Netcom whereby the Company is liable to pay China Netcom monthly compensation equal to forty percent (40%) of the Company's gross membership revenues derived from www.subaye.com, for ensuring the Company's webhosting and internet connections operate without interruption.

The Company has an ongoing oral contract with SSTH which renews annually each January upon approval from both parties, whereby the Company pays SSTH monthly compensation equal to ten percent (10%) of the Company’s gross membership revenues derived from the www.subaye.com website.  SSTH is compensated in exchange for assisting the members of www.subaye.com with publishing and uploading each respective members’ video profiles to the www.subaye.com platform, and also for collecting the monthly fees charged to the members of www.subaye.com, which are generally paid in cash.

The Company has an ongoing contract with Foshan Ruijang Technology Limited to ensure the telephone lines and mechanical equipment associated with the Company's internet connection is operating correctly. As of June 30, 2009, the Company's commitment with FRT has expired. A new contract is currently being negotiated prior terms are in place until a new contract can be consummated. The following table summarizes the Company’s future minimum payments under the FRT contract as of June 30, 2009:

Twelve Months Ended:

June 30, 2010	$12,400
$12,400

Litigation

We may be involved from time to time in ordinary litigation that will not have a material effect on our operations or finances. We are not aware of any pending or threatened litigation against the Company or our officers and directors in their capacity as such that could have a material impact on our operations or finances.

NOTE 13 - OPERATING RISK

  Credit risk

The Company is exposed to credit risk from its cash at bank and fixed deposits and bills and accounts receivable. The credit risk on cash at bank and fixed deposits is limited because the counterparties are recognized financial institutions. Bills and accounts receivable are subjected to credit evaluations. An allowance has been made for estimated irrecoverable amounts which has been determined by reference to past default experience and the current economic environment.

  Foreign currency risk

Most of the transactions of the Company were settled in RMB and U.S. dollars. In the opinion of the directors, the Company does not have significant foreign currency risk exposure.  However the foreign exchange conversion rate of the RMB is set by the PRC government and could fluctuate depending on how the PRC government wants to increase their economic activity during the current market decline.

  Company’s operations are substantially in foreign countries

Substantially all of the Company’s services are provided in China. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

NOTE 14 - RELATED PARTY TRANSACTIONS

Through the date of these financial statements, the Company had significant related party transactions with its majority stockholder, MYST and its subsidiaries. Related party transactions are disclosed throughout the financial statements in the respective sections to which they relate most. The following is a list, though not necessarily all-inclusive, of significant related party transactions between the Company and its majority stockholder:

•
The Company had a verbal office sublease agreement with MYST through March 1, 2009 such that the Company's monthly rent for its former headquarters in Foshan City, China was $2,406.  The verbal office sublease agreement was canceled by the Company effective March 1, 2009.

•
From time to time, the Company has had significant balances owed from MYST. As of June 30, 2009, MYST owed the Company approximately $3.8 million. The reduction of the balance owed from MYST to the Company of approximately $1.0 million during the nine months ended June 30, 2009 was largely as a result of MYST paying expenses totaling $8,904,750 on behalf of the Company, the Company paying expenses on behalf of MYST of $8,708,299 and the Company collecting funds on behalf of MYST of $874,676 respectively. However, on March 5, 2009, the Company and MYST agreed to ensure that the net balance outstanding between Subaye and MYST will be repaid on a monthly basis, within 30 days from the end of each month. The Company and MYST are in the process of reorganizing operations in order to accomplish this task.  The Company does expect transactions will continue to occur between the Company and MYST but we believe the monthly reconciling and repayment of the balance owed to or from the Company will enable the Company to mitigate the risk of a substantial loss occurring due to nonpayment of debts owed to the Company by MYST.

•
On a historic basis, the Company and MYST have routinely paid bills on behalf of each other and received cash payments on behalf of each other.  Until recently, the Company and MYST have not consistently reimbursed each other for any significant net balance owed to the other party.  The determination as to whether MYST or the Company would collect a receivable due to either MYST or the Company was determined based on whichever collection methods were available to each party and how fast collection could be processed.  Factors causing a delay in collection could include banking regulations in the PRC, which the Company was subject to but MYST was not, the geographic location of a customer and each customer’s capabilities with regard to remitting funds to the Company or MYST, the banking regulations the customer is subject to, and in general, the fact that disbursement of funds out of mainland China was not as easy to process as disbursements were out of Hong Kong.  The Company and MYST worked together to provide the easiest method of payment available to the Company in order to pay the Company’s bills and for the Company’s customers when customers wished to pay the Company for services provided.  This generally involved avoiding transferring funds out of the PRC and ensuring funds being held in Hong Kong were replenished whenever possible in order to avoid difficulties in transferring funds internationally in the future.  The Company’s current and former offices are all over one hour’s train ride from Hong Kong, which presents further difficulties as payments out of the Company’s Hong Kong bank accounts are not easily processed unless payment is authorized in person.

•
During the nine months ended June 30, 2009, the Company paid expenses on behalf of MYST of $8,708,299.

During the nine months ended June 30, 2009, MYST paid expenses on behalf of the Company of $8,904,750.

•
During the nine months ended June 30, 2009, MYST entered into a contract with 3G Dynasty, a subsidiary of MYST, whereby the Company licensed a copyright from 3G Dynasty for $1,867,233 and agreed to pay 3G Dynasty $6,722,003 for the costs of producing 25,600,000 DVDs, which were to be used by the Company in an advertising promotion with the members of www.subaye.com.

•	During the nine months ended June 30, 2009, the Company collected $874,676 in accounts receivables on behalf of MYST.

•
Historically, the Company has relied on certain business relationships maintained by its majority shareholder in order to conduct business. An example of the business relationships utilized includes certain media contacts in the PRC, government contacts in the PRC, and financial contacts in the PRC, U.S. and Canada.

•
On February 20, 2008, the Company issued 767,457 shares of common stock valued at $1,534,914 to MYST as consideration for the purchase of three websites controlled by MYST, namely www.goongreen.org, www.x381.com, and www.goongood.com.  The Company believes these acquisitions provide synergies with the business operations of the Company's website, www.subaye.com, and are expected to enhance the services offered and corresponding revenues derived from the members of www.subaye.com.   The transaction was between two entities under common control.  As a result, the transaction was accounted for at the historical adjusted cost of the net assets transferred, which was $1,534,914.

•
On February 20, 2008, the Company issued 66,532 shares of common stock valued at $133,064 to MYST as consideration to relieve Guangzhou Subaye's liabilities with Alpha Century Holdings Limited, a subsidiary of MYST.

•
On February 20, 2008, the Company issued 54,176 shares of common stock valued at $108,353 to MYST.  This issuance of common stock was intended to reduce Guangzhou Subaye's liabilities owed to Arran Services Limited, a subsidiary of MYST.  However, once the Company’s independent auditors completed their June 30, 2008 financial review of the Company, the liabilities were determined to be significantly less.  As a result, the Company recorded an increase in the balance due from MYST to account for the consideration the Company was to receive upon issuing these shares of common stock.

•
On February 20, 2008, the Company issued 111,835 shares of common stock valued at $223,670 to MYST as consideration to relieve Guangzhou Subaye's liabilities with Arran Services Limited, a subsidiary of MYST.

•
On October 1, 2007, the Company issued 59,767 shares of common stock valued at $119,534 to MYST as consideration to acquire Guangzhou Subaye from MYST.  The Company’s management believed it could generate additional sales of the computer software owned by Guangzhou Subaye.  The transaction was between two entities under common control.  As a result, the transaction was accounted for at the historical adjusted cost of the net assets transferred, which was $119,534.

•
On October 1, 2007, the Company issued 1,375,891 shares of common stock valued at $2,751,781 to MYST as consideration to relieve Guangzhou Subaye's debts with Alpha Century Holdings Limited, a subsidiary of MYST.

•
On October 1, 2007, the Company issued 339,872 shares of common stock valued at $679,744 to MYST as consideration to relieve the Company's debts with Alpha Century Holdings Limited, a subsidiary of MYST.

•
On October 1, 2007, the Company issued 335,203 shares of common stock valued at $670,406 to MYST as consideration to relieve the Company's debts with MyStaru Limited, a subsidiary of MYST, a subsidiary of MYST.

•
On October 1, 2007, the Company issued 126,353 shares of common stock valued at $252,706 to MYST.  This issuance of common stock was intended to reduce the Company's liabilities owed to MyStarU Limited, a subsidiary of MYST.  However, once the Company completed its September 30, 2007 audit, the liabilities were determined to be significantly less.  As a result, the Company recorded an increase in the balance due from MYST to account for the consideration the Company was to receive upon issuing these shares of common stock.

•
On October 1, 2007, the Company issued 511,702 shares of common stock valued at $1,023,405 to MYST as consideration to relieve Guangzhou Subaye's debts with Arran Services Limited, a subsidiary of MYST.

•
During the three months ended December 31, 2006, the Company and MYST reviewed current market terms for commercial loans in the PRC and agreed to an interest charge on the daily balance outstanding and owed to either MYST or the Company.  The interest charged on the daily balance outstanding would be based upon a 10% interest rate per annum, compounding on a daily basis.  The interest rate continues to be in effect through the date of these financial statements.

NOTE 15 - SEGMENT REPORTING

1.	Online Membership Services - The Company provides online content and member services for commercial use.
2.	Application Services - The Company is implementing a software as a service "SAAS" business model
3.	Online Marketplace – The Company is developing a new segment called the Online Marketplace.
4.	Software Sales - The Company provides web based and mobile software platform know as IBS Version 5.0.
5.	Media and Marketing Management - The Company coordinates product placement activities for filmmakers and advertisers within the entertainment arts industry of the PRC.

Nine Months Ended June 30, 2009	Online Membership Services	Application Services	Online Marketplace	Software Sales	Media & Marketing	Consolidated Total

Net Sales	$16,369,908	$2,856,336	$-	$-	$-	$19,226,244
Cost of Sales	1,912,726	1,320,111	-	1,025,436	-	4,258,273
Segment Income (Loss)	4,014,776	1,515,796	-	(1,025,436)	(24,100)	4,481,036
Segment Assets	11,013,050	3,665,194	10,265,277	683,731	1,330,712	26,957,964
Expenditures for Segment Assets	-	-	10,265,277		-	10,265,277

Nine Months Ended June 30, 2008	Online Membership Services	Media and Marketing Management	Software Sales	Consolidated Total
Net Sales	$4,851,857	$641,486	$1,723,012	$7,216,355
Cost of Sales	1,641,750	702,935	992,326	3,337,011
Segment (Loss) Income Before Income Taxes	2,706,438	(95,519)	473,776	3,084,695
Segment Assets	15,510,876	66,601	3,348,746	18,926,223
Expenditures for Segment Assets, Net of Liabilities assumed	1,534,914	200,000	119,534	1,854,448

NOTE 16 - RECENTLY ISSUED ACCOUNTING STANDARDS

 In September 2006, FASB issued SFAS No. 158,  Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS 158"). The Company has adopted SFAS 158 except for the requirement to measure plan assets and benefit obligations as of the date of the Company's fiscal year-end statement of financial position which is effective to fiscal years beginning after December 15, 2008. The Company is currently assessing the potential impact that the adoption of SFAS 158 could have on its financial statements.

In April 2007, the FASB issued a FASB Statement Position ("FSP") on FASB FIN 39-1 which modifies FIN 39, Offsetting of Amounts relating to Certain Contracts ("FIN 39"). FIN 39-1 addresses whether a reporting entity that is party to a master netting arrangement can offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments that have been offset under the same master netting arrangement in accordance with FIN 39. Upon adoption of this FSP, a reporting entity shall be permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The guidance in this FSP is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the potential impact of implementing this standard.

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations ("SFAS 141"). SFAS 141(R) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after December 15, 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 ("SFAS 160"). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after December 15, 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

In February 2008, FASB issued FSP SFAS No. 140-3,  Accounting for Transfers of Financial Assets and Repurchase Financing Transactions  (“FSP SFAS 140-3”). The objective of this FSP is to provide guidance on accounting for a transfer of a financial asset and a repurchase financing. This FSP presumes that an initial transfer of a financial asset and a repurchase financing are considered part of the same arrangement (linked transaction) under SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities  ("SFAS 140"). However, if certain criteria are met, the initial transfer and repurchase financing shall not be evaluated as a linked transaction and shall be evaluated separately under SFAS 140. FSP SFAS 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within these fiscal years. Earlier application is not permitted. The Company is currently reviewing the effect, if any; the proposed guidance will have on its consolidated financial statements.

In February 2008, FASB issued FSP SFAS No. 157-1,  Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13  (“FSP SFAS 157-1”). FSP SFAS 157-1 amends SFAS 157 to exclude SFAS 13,  Accounting for Leases (SFAS 13), and other accounting pronouncements that address fair value measurements for purposes of lease classification or measurement under SFAS 13. However, this scope exception does not apply to assets acquired and liabilities assumed in a business combination that are required to be measured at fair value under SFAS 141, or SFAS 141(R), regardless of whether those assets and liabilities are related to leases. FSP SFAS 157-1 is effective upon the initial adoption of SFAS 157. The Company is currently evaluating the impact of adopting FSP SFAS No. 157-1 on its consolidated financial statements.

In February 2008, the FASB issued FSP FAS 157-2, which delays the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). This FSP partially deferred the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for items within the scope of this FSP. This FSP will be adopted by the Company in the first quarter of fiscal year 2009, and is not expected to have a material impact on its consolidated financial statements.

In March 2008, FASB issued SFAS 161, Disclosures  about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133  ("SFAS 161"). SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Company is currently assessing the potential impact that the adoption of SFAS 161 could have on its consolidated financial statements.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company does not expect the adoption of SFAS FSP 142-3, to have a material impact on its financial position, results of operations or cash flows.”

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued.  FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist.  The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.  The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.”

In May 2009, the FASB issued SFAS No. 165,  Subsequent Events  (“SFAS 165”). SFAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, SFAS 165 sets forth the period after the balance sheet date during which management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date, and the disclosures that should be made about such events or transactions. SFAS 165 is effective for reporting periods ending after June 15, 2009, and should not result in significant changes in subsequent events that an entity reports, either through recognition or disclosure, in its financial statements. This statement introduces the concept of financial statements being “available to be issued”, and requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, that is, whether that date represents the date the financial statements were issued or were available to be issued.

In April 2009, the FASB issued FSP SFAS 157-4, “Determining Whether a Market Is Not Active and a Transaction Is Not Distressed,” which further clarifies the principles established by SFAS No. 157. The guidance is effective for the periods ending after June 15, 2009 with early adoption permitted for the periods ending after March 15, 2009. The adoption of FSP FAS 157-4 is not expected to have a material effect on the Company’s financial position, results of operations, or cash flows.

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

NOTE 17 – SUBSEQUENT EVENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Subaye.com, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Subaye.com, Inc. and Subsidiaries as of September 30, 2008, 2007 and 2006, and the related consolidated statements of operations and comprehensive income, stockholders’ equity, and cash flows for the years ended September 30, 2008, 2007 and 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company’s consolidated balance sheet as of September 30, 2006 and the related consolidated statements of operations and cash flows for the year ended September 30, 2006 have been restated.  The restatements of the financial statements are described in Note 18.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Subaye.com, Inc. and Subsidiaries as of September 30, 2008, 2007 and 2006, and the results of its consolidated operations and comprehensive income, stockholders' equity, and its cash flows for the years ended September 30, 2008, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ DNTW Chartered Accountants, LLP

Licensed Public Accountants

Markham, Ontario, Canada

January 12, 2009

SUBAYE.COM, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2008, 2007 AND 2006

	2008	2007	2006
			(Restated)
ASSETS
Current Assets
Cash	$113,860	$-	$8,628
Accounts Receivable, Net of Allowances for Doubtful Accounts of $30,767 (2008), $216,074 (2007) and $0 (2006) (Note 3)	4,858,787	383,811	-
Prepaid Advertising (Note 4)	566,274	951,741	549,358
Prepaid Customer Advertising (Note 4)	797,930	-	-
Advances Receivable From Parent Company (Note 5)	4,860,660	2,519,676	-
Other Current Assets	194,552	-	-
Current Assets of Discontinued Operations (Note 13)	-	-	1,124,981
Total Current Assets	11,392,063	3,855,228	1,682,967

Property & Equipment, Net of Accumulated Depreciation (Note 7)	9,668,028	3,731,917	5,576,344

Other Assets
Security Deposit	7,218	4,423	-
Goodwill (Note 6)	202,608	-	-
Total Other Assets	209,826	4,423	-

TOTAL ASSETS	$21,269,917	$7,591,568	$7,259,311

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts Payable	$64,260	$1,528	$-
Deferred Revenue	110,423	-	-
Current Liabilities of Discontinued Operations (Note 13)	-	-	625,544
Related Party Payables	-	-	201,061
Advances Payable to Parent Company (Note 5)	-	-	674,359
Convertible Debt-Parent Company (Notes 6,8,9)	-	-	1,534,849
Total Current Liabilities	174,683	1,528	3,035,813

Total Liabilities	174,683	1,528	3,035,813

Commitments and Contingencies (See Note 11)

Stockholders’ Equity (Note 9)
Preferred stock, $0.01 par value, authorized: 50,000,000 shares, 0, 200,000 and 200,000 shares issued and outstanding at September 30, 2008, 2007 and 2006, respectively	-	2,000	2,000
Common stock, $0.001 par value, authorized: 300,000,000 shares, 10,361,832, 4,913,819 and 3,763,819 shares issued and outstanding at September 30, 2008, 2007 and 2006, respectively	10,362	4,914	3,764
Additional Paid in Capital	17,439,837	6,687,258	4,388,408
Deferred Stock-Based Compensation	(1,098,927)	-	-
Accumulated Other Comprehensive Income	23,581	129	1,959
Retained Earnings (Accumulated Deficit)	4,720,381	895,739	(172,633)
Total Stockholders’ Equity	21,095,234	7,590,040	4,223,498

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$21,269,917	$7,591,568	$7,259,311

See accompanying notes to the financial statements.

SUBAYE.COM, INC.   AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED SEPTEMBER 30, 2008, 2007 AND 2006

	2008	2007	2006
			(Restated)
Revenue
Online Membership Services	$7,680,017	$4,310,030	$-
Media and Marketing Management	640,320	-	-
Software Sales	1,826,871	-	-
Total Revenue	10,147,208	4,310,030	-

Costs of Sales	4,676,265	2,182,239	-

Gross Profit	5,470,943	2,127,791	-
Operating Expenses
Advertising	1,140,927	825,125	125,000
Stock Based Compensation	639,523	-	-
Salaries	398,677	120,883	-
Bad Debt (Recovery) Expense	(185,440)	216,074	-
Depreciation and Amortization	110,374	55,966	-
Other Selling, General and Administrative	148,679	(25,757)	10,261
Total Operating Expenses	2,252,740	1,192,291	135,261

Income (Loss) From Continuing Operations	3,218,203	935,500	(135,261)

Other Income and Expenses
Interest Income (Expense) on Advances Receivable or Payable to MYST	608,170	122,991	(34,849)
Other Income and Expenses	521	9,881	-
Total Other Income and Expenses	608,691	132,872	(34,849)

Net Income (Loss) From Continuing Operations Before Discontinued Operations and Income Taxes	3,826,894	1,068,372	(170,110)

Provision for Income Taxes	(2,252)	-	-

Net Loss From Discontinued Operations, Net of Taxes	-	-	(2,523)

Net Income (Loss) from Continuing Operations	$3,824,642	$1,068,372	$(172,633)

Foreign Currency Translation Adjustment	23,452	(1,830)	1,959

Comprehensive Income (Loss)	$3,848,094	$1,066,542	$(170,674)

Basic Net Income (Loss) Per Common Share	$0.40	$0.25	$(0.15)

Diluted Net Income (Loss) Per Common Share	$0.38	$0.23	$(0.15)

Basic Weighted Average
Number of Common Shares	9,569,830	4,195,463	1,181,604
Diluted Weighted Average
Number of Common Shares	9,948,519	4,595,463	1,181,604

See accompanying notes to the financial statements.

SUBAYE.COM, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

AS OF SEPTEMBER 30, 2008

	Preferred Stock		Common Stock
	Shares Issued	Par $0.01	Shares Issued	Par $0.001	Additional Paid in Capital	Other Comprehensive Income	Deferred Stock Based Compensation	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity
Balance, January 27, 2005	-	$-	-	$-	$-	$-	-	$-	$-
Issuance of Stock to Founder			10,000	10	-	-	-	-	10
Net Income			-	-	-	-	-	-	-
Balance, September 30, 2005	—	-	10,000	10	-	-		-	10
Issuance of Stock For Cash	200,000	2,000	2,955,072	2,955	2,823,663	-	-	-	2,828,618
Issuance of Stock for Website Rights	-	-	798,747	799	1,564,745	-	-	-	1,565,544
Foreign Currency Translation	-	-	-	-	-	1,959	-	-	1,959
Net Loss	-	-	-	-	-	-	-	(172,633)	(172,633)
Balance, September 30, 2006	200,000	2,000	3,763,819	3,764	4,388,408	1,959	-	(172,633)	4,223,498
Issuance of Stock For Cash	-	-	610,000	610	1,219,390	-	-	-	1,220,000
Issuance of Stock For Conversion of Debt			540,000	540	1,079,460	-	-	-	1,080,000
Sale of Subsidiary	-	-	-	-	-	(1,959)	-	-	(1,959)
Foreign Currency Translation	-	-	-	-	-	129	-	-	129
Net Income	-	-	-	-	-	-	-	1,068,372	1,068,372
Balance, September 30, 2007	200,000	$2,000	4,913,819	$4,914	$6,687,258	$129	-	895,739	7,590,040
Issuance of Stock For Acquisition of Guangzhou Subaye	—		59,767	60	119,474	-		-	119,534
Issuance of Stock, Increase in Advances Receivable From MYST	—		180,529	181	360,879	-		-	361,060
Issuance of Stock For Acquisition of MGI	-	-	100,000	100	199,900	-		-	200,000
Issuance of Stock For Retirement of Liabilities with MYST	-	-	2,741,035	2,741	5,479,328	-		-	5,482,069
Issuance of Stock For Compensation	-		869,225	869	1,737,581	-	(1,738,450)	-	-
Issuance of Stock to Acquire Websites From MYST	-	-	767,457	767	1,534,147	-	-	-	1,534,914
Amortization of Deferred Compensation	-	-	-	-	-	-	639,523	-	639,523
Conversion of Preferred Stock to Common Stock	(200,000)	(2,000)	400,000	400	1,600	-		-	-
Issuance of Stock and Warrants For Cash		-	330,000	330	1,319,670	-		-	1,320,000
Foreign Currency Translation	-		-	-	-	23,452		-	23,452
Net Income	-	-	-	-	-	-		3,824,642	3,824,642
Balance, September 30, 2008	-	$-	10,361,832	$10,362	$17,439,837	$23,581	(1,098,927)	$4,720,381	$21,095,234

See accompanying notes to the financial statements.

SUBAYE.COM, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASHFLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2008, 2007 AND 2006

	2008	2007	2006
			(Restated)
Cash Flows From Operating Activities
Net Income (Loss)	$3,824,642	$1,068,372	(172,633)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided By (Used in) Operating Activities:
Depreciation and Amortization	4,037,025	1,863,569	-
Bad Debt (Recovery) Expense	(185,440)	216,074	-
Amortization of Deferred Stock Based Compensation	639,523	-	-
Changes in Operating Assets and Liabilities:
Accounts Receivable	(4,289,669)	(599,885)	-
Prepaid Advertising	385,467	(402,383)	(549,358)
Prepaid Advertising for Customers	(797,930)	-	-
Advances Receivable From Parent Company	309,576	(3,149,447)	4,739,450
Other Current Assets	(194,552)	-	-
Security Deposit	(2,795)	(4,423)	-
Accounts Payable and Accrued Expenses	62,732	1,528	-
Deferred Revenue	110,423	-	-
Related Party Payable	(5,939)	(201,061)	-
Net Cash Provided by (Used In) Operating Activities	3,893,063	(1,207,656)	4,017,459
Cash flows From Investing Activities:
Cash Received Upon Acquisition of MGI	2,834	-	-
Cash Received Upon Acquisition of Guangzhou Subaye	501,290	-	-
Capital Expenditures	(5,287,922)	(19,142)	(4,010,800)
Net Cash Used In Investing Activities	(4,783,798)	(19,142)	(4,010,800)
Cash flows From Financing Activities
Proceeds From Issuance of Common Stock, Warrants (2008)	1,320,000	1,220,000	-
Net Cash flows Provided by Financing Activities:	1,320,000	1,220,000	-

Effect of Exchange Rate Changes in Cash	(315,405)	(1,830)	1,959

Net Increase (Decrease) in Cash	113,860	(8,628)	8,618

Cash - Beginning of Year	$-	$8,628	$10

Cash - End of Year	$113,860	$-	$8,628

Supplemental Disclosure of Cash flow Information:
Taxes Paid	$2,252	$-	$1,105
Interest Paid	$-	$-	$-
Non Cash Investing and Financing Activities:
Issuance of Stock for Services, Deferred Compensation	$1,738,450	$-	$-
Issuance of Stock to Cancel Liabilities with MYST Subsidiaries or MYST	$5,482,070	$1,080,000	$-
Issuance of Stock to MYST, Increase in Advances Receivable From Parent Company	$361,059	$-	$-
Acquisition of Guangzhou Subaye Through Issuance of Common Stock	$119,534	$-	$-
Acquisition of MGI Through Issuance of Common Stock	$200,000	$-	$-
Accounts Receivable Used for Acquisition of Subsidiary	$-	$-	$500,000
Acquired Website Through Issuance of Common Stock	$1,534,914	$-	$1,565,544

See accompanying notes to the financial statements.

SUBAYE.COM, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2008, 2007 AND 2006

NOTE 1 - BUSINESS DESCRIPTION AND ORGANIZATION

Subaye.com, Inc., a Delaware corporation (together with its consolidated subsidiaries, “Subaye” or the (“Company”) is a majority-owned subsidiary of MyStarU.com, Inc. (“MYST”). The Company was incorporated on January 27, 2005 as HRDQ Group, Inc. and is headquartered in the People’s Republic of China (the “PRC”). The Company is a provider of video sharing services in China, which includes production, upload, storage, sharing and publishing onto more than 30 main video sharing portal websites.

The Company’s platform consists of its websites, www.goongreen.org, www.x381.com, www.goongood.com, www.subaye.com and the Subaye Alliance network, which is its network of third-party websites. The Company’s website, www.subaye.com is active, while its other website businesses are under development at this time. Subaye.com’s services are designed to enable internet users to find and view videos online. As of November 30, 2008, the Company had 34,545 members and the Company’s video database consisted of 73,999 profiles of corporate video showcases. These showcases offer a cost-effective venue for small to mid-size enterprises (“SMEs”) to advertise their products and services and establish and enhance their corporate brands. The Company provides its users with easy access to an index of over 2.77 million video clips, images and web pages.

The Company currently operates in the following business segments:

1.	Online Membership Services - The Company provides online content and member services for commercial use.
2.	Software Sales - The Company provides web-based and mobile software platforms.
3.	Media and Marketing Management - The Company coordinates product placement activities for filmmakers and advertisers within the entertainment arts industry of the PRC.

On April 25, 2006, the Company acquired 100% of the shares of Guangzhou Panyu Metals & Minerals Import and Export Co., Limited (“Panyu M&M”), a PRC limited company, from the sole shareholder, Wukang IE Limited for $500,000 of MYST’s yet-to-be received accounts receivable. Panyu M&M’s principal activity is conducting import and export trade in the PRC.

On June 16, 2006, the following transactions took place:

1.	The Company sold 2,024,192 shares of its common stock to MYST for $1,060,000.
2.	The Company acquired certain valuable assets, namely the minority ownership rights to the website known as www.subaye.com, by issuing 798,747 shares, valued at $1,565,544, of its common stock to CDN.
3.
The Company issued 500,000 shares of its common stock and 200,000 shares of its Series A convertible preferred stock, par value $0.01, to Top Rider Group Limited for $1,760,000. Each share of the Company’s Series A convertible preferred stock is convertible into two shares of the Company’s common stock.

4.	The Company agreed to reimburse CDN for website development costs incurred on behalf of the Company in 2006 and 2005 totaling $190,800.
5.	MYST and CDN agreed to terminate the Rights Agreement dated November 11, 2005.

On October 1, 2006, the Company sold 100% of the outstanding ownership interests in Panyu M&M to its controlling shareholder, MYST, for gross consideration of $500,000. The transaction was between two entities under common control. As a result, the transaction was accounted for at the historical adjusted cost of the net assets transferred, which was $500,000.

On February 28, 2007, the Company changed its name to Subaye.com, Inc. by filing a certificate of amendment with the State of Delaware.

From July 1, 2007 through December 31, 2007, the Company allowed its current members and new members to use the Company's website, www.subaye.com, free of charge. As a result, the Company's Online Membership Services business segment did not generate any revenues during this time period.

On October 1, 2007, the Company acquired 100% of the outstanding ownership units of Guangzhou Subaye Computer Tech Limited (“Guangzhou Subaye”) from MYST for $119,534. Payment of the purchase price of $119,534 was made in the form of 59,767 shares of Subaye.com common stock. With the acquisition of Guangzhou Subaye, the Company acquired the technical know-how to market, sell and manage the Company's software products, specifically IBS Version 5.0. Additionally, the Company now has a much more diverse employee base which it anticipates will help it to develop a more collaborative work environment and result in more robust products and services. The Company believes that Guangzhou Subaye provides the appropriate employee staff the Company needs in order to generate revenues from software sales and also to manage its computer infrastructure, among other tasks, for the foreseeable future.

On October 23, 2007, the Company completed the acquisition of Media Group International Limited (“MGI”), a Hong-Kong–based media and marketing management firm. The purchase price was $200,000, payable in the form of 100,000 shares of the Company's common stock. With the acquisition of MGI, the Company is now able to further develop business within the entertainment sector of the PRC, which it believes will generate significant revenues for the Company. The Company believes that it now has individuals in place who can enhance the Company's brand and not only develop a marketing plan, but implement that plan on a daily basis. The Company strives, like most businesses with online service offerings, to drive internet traffic to the Company’s websites. This is a highly competitive environment but the Company believes that the acquisition of MGI is an important step in expanding its advertising, media and marketing efforts.

On February 20, 2008, the Company issued 767,457 shares of common stock valued at $1,534,914 to MYST as consideration for the purchase of 3 websites controlled by MYST, namely www.goongreen.org, www.x381.com, and www.goongood.com. The Company believes these acquisitions provide synergies with the business operations of the Company's website, www.subaye.com, and are expected to enhance the services offered and corresponding revenues derived from the members of www.subaye.com.

CONTROL BY PRINCIPAL STOCKHOLDERS

MyStarU.com, Inc., a Delaware corporation, owns beneficially and in the aggregate, the majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, MyStarU.com, Inc., its directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock of the Company and the dissolution, merger or sale of the Company's assets or business.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements, prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America, include the assets, liabilities, revenues, expenses and cash flows of the Company and all its subsidiaries. This basis of accounting differs in certain material respects from that used for the preparation of the books and records of the Company’s principal subsidiaries, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”), the accounting standards used in the place of their domicile. The accompanying consolidated financial statements reflect necessary adjustments not recorded in the books and records of the Company’s subsidiaries to present them in conformity with United States GAAP.

Subsidiaries	Countries Registered In	Percentage of Ownership
Subaye IIP Limited	British Virgin Islands	100.00%
Guangzhou Subaye Computer Tech Limited	The People’s Republic of China	100.00%
Media Group International Limited	Hong Kong, The People’s Republic of China	100.00%

Subaye IIP Limited

Subaye IIP Limited is a holding company utilized by the Company to manage its investments in Guangzhou Subaye Computer Technology Limited and Media Group International Limited.

Guangzhou Subaye Computer Tech Limited

Guangzhou Subaye Computer Tech Limited ("Guangzhou Subaye") provides technical expertise with regard to computer software, hardware, internet infrastructure and networking for the Company and its employees and markets and sells computer software, namely IBS Version 5.0.

Media Group International Limited

Media Group International Limited ("MGI") provides media, advertising and marketing expertise for the Company and markets and sells its services such as advertising product placement services and media management services within the PRC entertainment market and overseas.

The accounts of Guangzhou Panyu Metals & Materials Limited, were only included in the financial statements for the period the Company held ownership of Panyu M&M, or from April 25, 2006 through October 1, 2006.

General Statement

The Securities and Exchange Commission ("SEC") has issued Financial Reporting Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies (“FRR 60”), suggesting companies provide additional disclosure and commentary on their most critical accounting policies. In FRR 60, the SEC defined the most critical accounting policies as the ones that are most important to the portrayal of a company’s financial condition and operating results, and require management to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. The methods, estimates and judgments the Company uses in applying these most critical accounting policies have a significant impact on the results the Company reports in its consolidated financial statements.

We believe the following critical accounting policies and procedures, among others, affect our more significant judgments and estimates used in the preparation of our consolidated financial statements:

Revenue recognition;

Use of estimates, amortization of software and websites;

Valuation of common stock issuances in lieu of cash compensation, and;

Valuation of intangible assets and long lived assets, review for impairment losses, amortization of intangible assets.

Foreign currency translation

The reporting currency of the Company is the US dollar. The Company’s principal operating subsidiaries established in the PRC and Hong Kong use their local currencies, Renminbi (RMB) and Hong Kong Dollar (HKD), as their functional currency. Results of operations and cash flows are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statements of stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders’ equity and amounted to $23,581, $129 and $1,959 as of September 30, 2008, 2007 and 2006, respectively.

Revenue Recognition

The Company negotiates contracts with its customers, which may include revenue arrangements with multiple deliverables, as outlined by Emerging Issues Task Force No. 00-21 ("EITF 00-21"). The Company’s accounting policies are defined such that each deliverable under a contract is accounted for separately. Historically, the Company has not entered into contracts with its customers that provided for multiple deliverables.

The Company has identified three revenue streams, as follows:

Monthly Website Subscriptions

Revenue for the monthly subscription from the members who subscribed to the Company’s websites is recognized on a pro-rata basis, is calculated on a day-to-day basis and invoiced at the end of each month of full service in accordance with SEC Staff Accounting Bulletin No. 104,  Revenue Recognition  ("SAB 104"). The Company does not currently charge a cancellation fee or penalty if and when a customer decides to terminate their membership with our websites.

Current terms of the www.subaye.com membership agreement stipulate that the customer pays a nonrefundable fee of approximately $100 per month for access to the marketing and advertising capabilities in place at www.subaye.com. The Company does not currently provide any specific software to its customers, although, much of the website is driven by complex software which controls the video and voice streaming, among other things, which is prevalent throughout the website.

The Company has an ongoing agreement with China Netcom ("CN"). CN is an internet and webhosting provider in the PRC and manages the internet connection and webhosting of the Company's www.subaye.com website. Under the agreement, CN is required to ensure that the Company's internet connection and namely its webhosting, is operating correctly at all times such that all users of the websites, including Subaye.com members and anyone else who attempts to access the website can do so without interruption as long as the individual has a reliable internet connection. CN is compensated such that CN receives forty percent (40%) of the Company's gross membership fees, payable on a monthly basis within approximately fifteen (15) days of the end of each month. The Company records its revenues net of the fees paid to CN, in accordance with Emerging Issues Task Force Issue No. 99-19 ("EITF 99-19"). The Company believes net revenue presentation is reasonable given that it shares the obligation to perform with CN with regard to its membership contracts with its customers. The Company also does not believe it has the ability to replace CN with another comparable internet and webhosting provider. Lastly, the allocation of fees to CN is based on a fixed percentage portion of the membership revenues earned from membership fee transactions.

The Company has an ongoing agreement with SSTH Limited ("SSTH"). SSTH is a merchant service provider contracted to complete two tasks: (i) to assist the members of www.subaye.com in preparing each member's corporate branding video, which is to be uploaded to www.subaye.com and (ii) to assist the Company with the daily operations of www.subaye.com and more specifically, to collect the monthly member fees, which are currently paid in cash, from the members of www.subaye.com. Collecting these cash receipts, tracking which customers have paid and which have not, and remitting the cash to the Company, is a time intensive project each month. In October 2006, the Company and SSTH Limited orally agreed to allow SSTH Limited as much as 90 days in order to collect all cash receipts from any particular month. The Company determined it would provide the merchant services provider flexibility with regard to remitting cash to the Company so that the merchant services provider could focus its efforts on collecting fees from the members of www.subaye.com. The Company has never experienced collection issues with regard to the merchant services provider and does not expect any collection issues to occur in the future.  SSTH is compensated such that SSTH receives ten percent (10%) of the Company's gross membership fees, payable on a monthly basis at the end of each month. The Company records its revenues net of the fees paid to SSTH, in accordance with Emerging Issues Task Force Issue No. 99-19 ("EITF 99-19"). The Company believes net revenue presentation is reasonable given that it shares the obligation to perform with SSTH with regard to its membership contracts with its customers. The Company also does not believe it has the ability to replace SSTH with another comparable internet and webhosting provider. Lastly, the allocation of fees to SSTH is based on a fixed percentage portion of the membership revenues earned from membership fee transactions.

The Company also has an ongoing agreement with FRT whereby FRT is to ensure the telephone lines and mechanical equipment associated with the Company's internet connection is operating correctly. The Company has a fixed arrangement with FRT such that the monthly fees payable to FRT for its services are approximately $6,200.

Media & Marketing Management

In accordance with SAB 104, the Company recognizes revenue generated by its MGI subsidiary when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured. In general, revenues are typically earned throughout the life of MGI contracts, normally on a monthly basis.

Software Sales

Revenue from the sale of software is recognized pursuant to the requirements of Statement of Position 97-2 “ Software Revenue Recognition ” (SOP 97-2), issued by the American Institute of Certified Public Accountants, as amended by SOP 98-9 “  Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions .” In accordance with SOP 97-2, we begin to recognize revenue from licensing and supporting our software products when all of the following criteria are met: (1) we have evidence of an arrangement with a customer; (2) we deliver the products; (3) license agreement terms are deemed fixed or determinable and free of contingencies or uncertainties that may alter the agreement such that it may not be complete and final; and (4) collection is probable.

Our software licenses generally do not include acceptance provisions. An acceptance provision allows a customer to test the software for a defined period of time before committing to license the software. If a license agreement includes an acceptance provision, we do not record deferred subscription value or recognize revenue until the earlier of the receipt of a written customer acceptance or, if not notified by the customer to cancel the license agreement, the expiration of the acceptance period.

Under our traditional software sales business model, software license agreements for our IBS version 5.0 software typically include a lifetime right of use and do not provide for any support or maintenance to be provided by the Company for the term of the agreement.   Software license fees are recognized once all four criteria for revenue recognition criteria are met (as the contracts do not include a right to unspecified software products.)

Our standard licensing agreements include a product warranty provision for all products. Such warranties are accounted for in accordance with SFAS No. 5, “Accounting for Contingencies .” The likelihood that we would be required to make refunds to customers under such provisions is considered remote. As a result, the Company has not accrued for potential liabilities associated with the performance of its software products as no liabilities are specifically anticipated by the Company.

Under the terms of substantially all of our license agreements, we have agreed to indemnify customers for costs and damages arising from claims against such customers based on, among other things, allegations that our software products infringe the intellectual property rights of a third party. In most cases, in the event of an infringement claim, we retain the right to (i) procure for the customer the right to continue using the software product; (ii) replace or modify the software product to eliminate the infringement while providing substantially equivalent functionality; or (iii) if neither (i) nor (ii) can be reasonably achieved, we may terminate the license agreement and refund to the customer a pro-rata portion of the fees paid. Such indemnification provisions are accounted for in accordance with SFAS No. 5. The likelihood that we would be required to make refunds to customers under such provisions is considered remote. In most cases and where legally enforceable, the indemnification is limited to the amount paid by the customer.

Concentrations of Credit Risk

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the PRC. Certain financial instruments, which subject the Company to concentration of credit risk, consist of cash. The Company maintains cash balances at financial institutions which, from time to time, may exceed Federal Deposit Insurance Corporation insured limits for the banks located in the United States. Balances at financial institutions or state-owned banks within the PRC are not covered by insurance. Total cash in state-owned banks and cash on hand at September 30, 2008, 2007 and 2006, amounted to $113,860, $0 and $8,628, respectively, of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Stock-Based Compensation

The Company does not have a formal stock option plan. However, we offered to some of our employees stock-based compensation in the form of stock warrants and shares of our common stock. Prior to July 1, 2005, we accounted for those stock-based compensation awards using the recognition and measurement principles of the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and its related interpretations, and applied the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation . Under the intrinsic value method, we recognized compensation expense on the date of grant only if the current market price of the underlying stock on the grant date exceeded the exercise price of the stock-based award.

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), which revises SFAS 123 (R) and supersedes APB Opinion No. 25. SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values beginning with the first interim or annual period after June 15, 2005. Subsequent to the effective date, the pro forma disclosures previously permitted under SFAS 123 (R) are no longer an alternative to financial statement recognition.

In March 2005, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 107, Share-Based Payment . SAB No. 107 expresses the view of the SEC Staff regarding the interaction between SFAS 123 (R) and certain SEC rules and regulations and provides the SEC Staff’s views regarding the valuation of share-based payment arrangements for public companies. The SEC Staff believes the guidance in SAB No. 107 will assist public companies in their initial implementation of SFAS 123 (R) beginning with the first interim or annual period of the first fiscal year that begins after June 15, 2005.

Effective July 1, 2005, we adopted SFAS 123 (R) using the modified prospective method. Under this method, compensation cost recognized during 2006 includes: (1) compensation cost for the portions of all share-based payments granted prior to, but not yet vested as of July 1, 2005, based on the grant date fair value estimated in accordance with the original provisions of FASB Statement No. 123 amortized on a straight-line basis over the options’ remaining vesting period beginning July 1, 2005, and (2) compensation cost for all share-based payments granted subsequent to July 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123 (R) amortized on a straight-line basis over the options’ requisite service period. Pro forma results for prior periods have not been restated. No tax benefit and deferred tax asset were recognized on the compensation cost because of our full valuation allowance against deferred tax assets as of September 30, 2005.

There was no impact on the Company’s 2008, 2007 or 2006 financial statements as a result of adopting FASB Statement No. 123(R) on July 1, 2005.

Software Development Costs

The Company accounts for software development costs in accordance with SFAS No. 86, Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed . The Company has not historically developed its computer software internally and has purchased software exclusively from one provider located in the PRC.

Once the Company begins to offer its computer software to potential or current customers, begins utilizing its computer software within its website offerings or for any ancillary purposes, the Company begins to amortize the computer software costs. The Company records amortization expense related to its computer software as a component of cost of sales. The Company amortizes the computer software costs over a three year life. Additionally, if management deems certain computer software costs are unrecoverable based on expected future gross revenue and corresponding cash flows, the Company will write off the costs and record the charge as an impairment loss, as deemed appropriate.

Property and Equipment

Property and equipment is located in the PRC and is recorded at cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service. The Company generally uses the following depreciable lives for its major classifications of property and equipment:

Description	Useful Lives
Computer hardware	3 years
Computer software	3 years
Websites	3 years
Furniture and fixtures	5 years
Leasehold improvements	5 years

Valuation of Long-Lived Assets

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests. As of September 30, 2008, 2007 and 2006, management does not believe any of the Company’s assets were impaired.

Goodwill and Intangible Assets

The Company adopted SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets , effective June 2001 and revised in December, 2007. SFAS No. 141 requires the use of the purchase method of accounting for any business combinations initiated after June 30, 2002, and further clarifies the criteria to recognize intangible assets separately from goodwill. Under SFAS No. 142, goodwill and indefinite−life intangible assets are no longer amortized but are reviewed for impairment annually.

Cash and Cash Equivalents

For purposes of the consolidated balance sheets and cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at time of purchase to be cash equivalents. All cash is held in large banks located in the PRC, Hong Kong, or is cash in hand.

Prepaid Advertising

In certain circumstances, the Company pays in advance for Internet based advertising on other contracted Web sites, and expenses the prepaid amounts over the contract periods as the contracted Web site delivers on their commitment. The Company evaluates the realization of prepaid amounts at each reporting period, and expenses prepaid amounts upon delivery of services or if it determines that the contracted Web site will be unable to deliver on its commitment.

Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts represents the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable balance. The Company determines the allowance for doubtful accounts based upon historical write-off experience and current economic conditions. The Company reviews the adequacy of its allowance for doubtful accounts on a regular basis. Receivable balances past due over 120 days, which exceed a specified dollar amount, are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Allowances for doubtful accounts receivable balances are recorded when circumstances indicate that collection is doubtful for particular accounts receivable or as a general reserve for all accounts receivable. Management estimates such allowances based on historical evidence such as amounts that are subject to risk. Accounts receivable are written off if reasonable collection efforts are not successful.

Credit Risk and Customers

We are diligent in attempting to ensure that we issue credit to credit-worthy customers. However, our customer base is small and our accounts receivable balances are usually over 90 days outstanding, and that exposes us to significant credit risk. Therefore, a credit loss can be significant relative to our overall profitability. However, through the year ended September 30, 2008, 2007 and 2006, the Company has not suffered a significant credit loss and such losses are not expected to occur in the near future.

Comprehensive Income

Accumulated other comprehensive income represents foreign currency translation adjustments and is included in the consolidated statement of stockholders’ equity.

Income Taxes

Income taxes are accounted for under the asset and liability method in accordance with SFAS No. 109 Accounting for Income Taxes . Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

In July, 2006, the FASB issued FASB Interpretations No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 became effective as of January 1, 2007 and had no impact on the Company’s consolidated financial statements.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

Deferred tax assets and liabilities are offset when they related to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Research and Development

Research, development, and engineering costs are expensed as incurred, in accordance with SFAS No. 2, Accounting for Research and Development Costs .  Research, development, and engineering expenses primarily include payroll and headcount related costs, contractor fees, infrastructure costs, and administrative expenses directly related to research and development support. Research and development expenses for 2008, 2007 and 2006 were $123,414, $80,000 and $0, respectively.

Net Earnings (Loss) Per Share

The Company utilizes SFAS No. 128, Earnings per Share to calculate gain or loss per share. Basic gain or loss per share is computed by dividing the gain or loss available to common stockholders (as the numerator) by the weighted-average number of common shares outstanding (as the denominator). Diluted gain or loss per share is computed similar to basic gain or loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potential common stock (including common stock equivalents) had all been issued, and if such additional common shares were dilutive. Under SFAS No. 128, if the additional common shares are dilutive, they are not added to the denominator in the calculation. Where there is a loss, the inclusion of additional common shares is anti-dilutive (since the increased number of shares reduces the per share loss available to common stock holders). For the year ended September 30, 2006 when the Company incurred a loss, common stock equivalents have been excluded from the calculation of diluted loss per share.

The following table outlines the common stock equivalents outstanding as of September 30, 2008, 2007 and 2006, respectively.

	September 30,
	2008	2007	2006

Warrants to Purchase Common Stock, Held by MYST	1,150,000	-	-
Warrants to Purchase Common Stock, Held by an Individual	500,000	-	-
Common Stock Issuable Upon Conversion of Debt	-	-	767,425
Preferred Stock	-	200,000	200,000
	1,650,000	200,000	967,425

As of September 30, 2008, there were warrants outstanding to purchase 1,650,000 shares of the Company's common stock at $4.00 per share, which expire on July 7, 2013.  MYST held a total of 1,150,000 of the 1,650,000 warrants outstanding as of September 30, 2008.

As of September 30, 2007 and 2006, respectively, there were 200,000 shares of preferred stock outstanding which convert at Top Rider Group’s discretion to 400,000 shares of the Company’s common stock. Top Rider Group elected to convert the shares of preferred stock to common stock on October 1, 2007. Additionally, as of September 30, 2006, MYST held a convertible promissory note for $1,534,849, which was convertible into 767,425 shares of the Company’s common stock. MYST converted the note in full on May 17, 2007.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are periodically reviewed and the effects of revisions are reflected in the consolidated financial statements in the period they are determined to be necessary.  The consolidated financial statements include some amounts that are based on management’s best estimates and judgments.  Significant estimates include the allowance for uncollectible accounts receivable, depreciation, amortization, useful lives of fixed assets and intangible assets, and tax liabilities,  These estimates may be adjusted as more current information becomes available, and any future adjustments could be significant in nature to the financial statements taken as a whole.

Fair Value of Financial Instruments

The Company’s consolidated financial instruments, including its cash, accounts receivable and amounts due from or to MYST are carried at cost, which approximates fair value due to the short term maturity of these instruments.

Reclassifications

Certain reclassifications have been made to the consolidated financial statements for the years ended September 30, 2007 and 2006, in order to provide comparative consolidated financial statements for the year ended September 30, 2008.

NOTE 3 – ACCOUNTS RECEIVABLE

The following table provides details on changes within the Company’s allowance for doubtful accounts during the years ended September 30, 2008, 2007 and 2006, respectively.

	2008	2007	2006

Beginning allowance for doubtful accounts	$216,074	$-	$-
Recoveries of bad debts	(185,440)	-	-
Foreign currency adjustment	133	-	-
Additional charge to bad debt expense	-	216,074	-
Ending allowance for doubtful accounts	$30,767	$216,074	$-

The Company’s merchant services provider is responsible for the collection of monthly fees from the members of the www.subaye.com website.  The merchant services provider collects the monthly fees and remits cash equal to 40% of the current month’s fees at the end of each month to CN in accordance with the Company’s agreement with CN.  The merchant services provider receives 10% of the Company’s gross membership revenues as compensation for services provided each month. The Company and the merchant services provider have an informal arrangement such that the merchant services provider is given approximately 90 days to collect the monthly fees from the members of www.subaye.com for each month prior to having to remit cash to the Company, which should approximate the remaining 50% of the month’s fees earned by the www.subaye.com website. The Company is in the process of implementing an online payment processing system.  As of March 5, 2009 and since operations began in October 2006, the members of www.subaye.com make payment for the monthly membership fee to a local representative of the merchant services provider.  Payment is generally made in cash using the local currency, the RMB.  Except for during the free trial period from July 1, 2007 through December 31, 2007, the Company has carried significant accounts receivable balances.  The Company has never sustained a significant loss related to collection of its accounts receivable.

The Company’s future operations and continued expansion is subject to a significant concentration risk. During the years ended September 30, 2008, 2007 and 2006, the Company’s revenues were processed by a third party, a PRC-based merchant services provider. The Company utilizes the merchant services provider’s services to such an extent that the loss of the merchant services provider’s services would create a significant business issue for the Company and the Company cannot be sure that it will be able to secure a merchant services provider to replace this third party should the need arise to do so.

NOTE 4 – PREPAID ADVERTISING

The Company routinely works with online advertisers and has also sponsored movie productions, such as Big Movie, a PRC production its controlling shareholder, MYST, has invested in. During the year ended September 30, 2007, the Company contracted to spend approximately $1 million for online advertising through the affiliate networks provided by www.stareastnet.com and also committed $1 million to fund sponsorships in PRC movie productions, namely Big Movie. The following table presents the amounts the Company has paid for advertising to be placed in the near future, in accordance with the Company’s current marketing plan and advertising agreements in place with its advertising partners.

	September 30,
	2008	2007	2006

Prepaid advertising – PRC movie productions	$566,274	$811,741	$153,846
Prepaid advertising – online media	-	140,000	395,512
	$566,274	$951,741	$549,358

In 2008, the Company's subsidiary, MGI, advanced $797,930 to a PRC-based film producer in order to secure an advertising campaign and terms in accordance with two advertising production and placement contracts entered into with customers of MGI in July and September 2008.  The funds advanced under these contracts will be expensed as costs of sales once the advertisement placements are actually included in a film to be released in 2009.  Until the release of the film to the public, the funds advanced by MGI will be classified as prepaid expenses.

NOTE 5 – ADVANCES RECEIVABLE FROM PARENT COMPANY

The Company operates in the PRC. As of October 1, 2007, the Company acquired Guangzhou Subaye, a PRC-organized company, from MYST and from that date forward, the Company is able to process its own payments to vendors and receipts from customers, in accordance with PRC laws.

The balance classified in current assets as of September 30, 2008, 2007 and 2006 titled “advances receivable from parent company” are representative of the balances owed to the Company from its controlling shareholder, MYST, and its subsidiaries. During the years ended September 30, 2008 and 2007, interest was recorded at an annualized rate of 10% on the daily balance owed to the Company. Net interest income of $608,170 and $168,142 was recorded for the years ended September 30, 2008 and 2007, respectively. A summary of transactions between the Company and MYST for the years ended September 30, 2008, 2007 and 2006 are presented below.

For the Year Ended September 30, 2008

Beginning balance receivable from MYST, as of September 30, 2007	$2,519,676
Issuance of stock to MYST, to cancel liabilities owed to MYST and MYST’s subsidiaries	5,482,070
Issuance of stock to MYST, increase in advances receivable from MYST	361,059
Liabilities owed to MYST subsidiaries, assumed upon acquisition of Guangzhou Subaye	(3,224,157)
Cash receipts from the Company’s customers, held by MYST	248,293
Expenses paid by MYST on behalf of the Company	(2,192,769)
Expenses paid by the Company on behalf of MYST	2,952,279
Cash receipts by the Company on behalf of MYST	(1,893,961)
Interest charged to MYST on the daily balance owed to the Company	608,170
Ending balance receivable from MYST, as of September 30, 2008	$4,860,660

For the Year Ended September 30, 2007

Beginning balance payable to MYST, as of September 30, 2006	$(674,359)
Expenses paid by MYST or its subsidiaries on behalf of the Company	(1,432,035)
Issuance of common stock to MYST for cash	1,220,000
Cash receipts by MYST on behalf of the Company	3,237,928
Interest charged to MYST on the daily balance owed to the Company	168,142
Ending balance receivable from MYST, as of September 30, 2007	$2,519,676
During the year ended September 30, 2006, the Company received advances from MYST or MYST paid the Company’s vendors directly for $674,359.

On a historical basis, we have been indebted to MYST or MYST has been indebted to us.  The balance owed to either party has at times been significant, even approaching approximately $8 million in June, 2008, which was owed to us from MYST.  In recent months, management of both MYST and the Company have agreed to reduce this balance and we owe MYST approximately $480,000 as of December 31, 2008.  During 2008, we began receiving all cash receipts associated with the www.subaye.com business.  MYST had previously handled the administrative duties associated with tracking and receiving funds for www.subaye.com sales.  The Company and MYST intend to finalize, in the near term, an agreement to ensure that the net balance outstanding between Subaye and MYST will be repaid on a monthly basis, within 30 days from the end of each month.  The Company does expect transactions will continue to occur between the Company and MYST but we believe monthly reconciling and repayment of the balance owed to or from the Company will enable the Company to mitigate the risk of nonpayment of debts owed to the Company by MYST.

NOTE 6 - BUSINESS ACQUISITION AND DIVESTITURE, ACQUISITION OF ASSETS

Acquisition of Media Group International Limited

On October 23, 2007, the Company acquired 100% of the outstanding ownership units of Media Group International Limited for 100,000 shares of the Company’s common stock, valued at $200,000, which was the fair market value of recent arms length transactions involving the Company’s common stock, namely certain consulting contracts agreed to with third party service providers in October, 2007. The net assets received by the Company from the acquisition of MGI totaled $200,000. In accordance with the purchase method of accounting, the results of MGI and the estimated fair market value of the assets and liabilities assumed have been included in the consolidated financial statements from the date of acquisition.

The purchase price of MGI was allocated to the assets acquired and liabilities assumed by the Company less the goodwill of $202,453. The Company recorded $202,453 of goodwill, which was the excess of acquisition cost over fair value of net assets of MGI.

Cash	$2,834
Fixed Assets, Net	$653
Goodwill	$202,453
Due to Related Party	$(5,940)
Net Assets Acquired	$200,000

Purchase Consideration	$200,000

Net Assets Acquired	$200,000

Net Cash Inflow from Acquisition of MGI	$2,834

Goodwill is comprised of the residual amount of the purchase price over the fair value of the acquired tangible and intangible assets. The operating results of MGI have been included in the Company’s statement of operations since October 23, 2007. If the operating results had been included since the beginning of the current fiscal year, October 1, 2007, the Company’s pro-forma consolidated revenue and the Company’s pro-forma net income for the year ended September 30, 2008 would have been $10,147,208 (unchanged) and $3,982,863, respectively.

Acquisition of Guangzhou Subaye Computer Tech Limited

On October 1, 2007, the Company acquired 100% of the outstanding ownership units of Guangzhou Subaye Computer Tech Limited (“Guangzhou Subaye") (f/k/a Guangzhou TCOM Computer Tech Limited) from MYST for $119,534. Payment of the purchase price of $119,534 was made in the form of 59,767 shares of the Company’s common stock.

The acquisition of Guangzhou Subaye was completed by two entities under common control. Therefore, the transaction was accounted for at the underlying historical cost of the net assets of Guangzhou Subaye. In accordance with the purchase method of accounting, the results of Guangzhou Subaye and the historical cost basis of the assets and liabilities assumed have been included in the consolidated financial statements from the date of acquisition.

The purchase price of Guangzhou Subaye was allocated to the assets acquired and liabilities assumed by the Company.

(Restated)

Cash	$501,290
Computer Software	2,700,000
Security Deposit	31,147
Property and Equipment	111,254
Liabilities Assumed	(3,224,157)
Net Assets Acquired	$119,534

Purchase Consideration	$119,534
Net Assets Acquired	$(119,534)
Net Cash Inflow from Acquisition of Guangzhou Subaye	$501,290

There is no goodwill generated as a result of this transaction because the net assets were exchanged at their historical cost basis. The operating results of Guangzhou Subaye have been included in the Company’s statement of operations since October 1, 2007. As a result, the Company’s pro-forma consolidated revenue and the Company’s pro-forma net income for the year ended September 30, 2008 was $10,147,208 (unchanged) and $3,824,642 (unchanged), respectively.

Acquisition of Interests in Panyu Metals & Minerals Import & Export Co. Limited

On April 25, 2006, the Company acquired a 100% interest in Panyu M&M for total consideration of $500,000, which was in the form of an assignment of $500,000 of MYST accounts receivable. The net assets received by the Company from the acquisition of Panyu M&M totaled $320,014. In accordance with the purchase method of accounting, the results of Panyu M&M and the estimated fair market value of the assets and liabilities assumed have been included in the consolidated financial statements from the date of acquisition.

The purchase price of Panyu M&M was allocated to the assets acquired and liabilities assumed by Subaye.com. The Company recorded $354,051 of goodwill, which was the excess of acquisition costs over fair value of net assets of Panyu M&M. The Company did not identify any other indefinite or definite-lived intangible assets.

Accounts Receivable	$193,453
Property and Equipment	12,024
Other Current Assets	368,951
Goodwill	354,051
Liabilities Assumed	(608,465)
Net Assets Acquired	$320,014

Purchase Consideration	$500,000
Net Assets Acquired	(320,014)
Net Cash Inflow from Acquisition of the Panyu M&M	$179,986

Sale of Interests in Panyu Metals & Minerals Import & Export Co. Limited

On October 1, 2006, the Company sold 100% of the outstanding ownership interests in Panyu M&M to its controlling shareholder, MYST, for gross consideration of $500,000. The transaction was between two entities under common control.  As a result, the transaction was accounted for at the historical adjusted cost of the net assets transferred, which was $500,000.

The purchase price of Panyu M&M was allocated based on the adjusted historical cost of the assets acquired and liabilities assumed by the Company.

Cash	$111,707
Accounts Receivable	544,555
Prepaid Expenses	4,821
Property and Equipment	13,214
Other Assets	96,633
Advances Receivable from Parent Company	563
Goodwill	354,051
Liabilities Assumed	(625,544)
Net Assets Acquired	$500,000

Purchase Price	$500,000
Net Assets Sold	(500,000)

The operating results of Panyu M&M have been included in Subaye.com’s statement of operations from April 25, 2006 through October 1, 2006. If the operating results had been included since the beginning of the year ended September 30, 2006, the pro-forma consolidated revenue and pro-forma consolidated net income would have been $6,895,241 and $1,000,819, respectively.

Acquisition of the website rights of www.subaye.com

On May 17, 2006, the Company entered into a convertible promissory note with Alpha, which was immediately assigned to MYST for $1,500,000.  The convertible promissory note was issued in consideration of the time and efforts incurred by MYST in the development of the Company's single significant asset at the time, the www.subaye.com website, and a $500,000 advance from MYST on April 25, 2006.

On June 16, 2006, the following transactions took place:

1	The Company sold 2,024,192 shares of its common stock to MYST for $1,060,000.
2.
The Company acquired certain valuable assets, namely certain minority ownership rights to the website known as www.subaye.com, by issuing 798,747 shares, valued at $1,565,544, of its common stock to CDN.

3.
The Company issued 500,000 shares of its common stock and 200,000 shares of its Series A convertible preferred stock, par value $0.01, to Top Rider Group Limited for $1,760,000. Each share of the Company’s series A convertible preferred stock is convertible into two shares of the Company’s common stock.

4.	Additionally, the Company agreed to reimburse CDN for website development costs incurred on behalf of the Company in 2006 and 2005 totaling $190,800.
5.	MYST and CDN agreed to terminate the Rights Agreement dated November 11, 2005.

The purchase price of the website rights was allocated as follows:

Valuation of Services Provided by MYST and Issuance of Convertible Debt	$1,000,000
Valuation of Liabilities Cancelled Upon Stock Issuance to MYST	1,060,000
Valuation of Stock Issued to CDN	1,565,544
Valuation of Stock Issued to Top Rider	1,760,000
Liabilities Assumed From CDN	190,800
Net assets acquired	$5,576,344

The Company determined the purchase price of the website rights should be fully allocated to the asset itself and classified as a website in property and equipment in the financial statements.

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	At September 30,
	2008	2007	2006

Websites	$7,132,716	$5,576,344	5,576,344
Computer Software	9,387,042
Furniture & Fixtures	35,152	19,142	-
	16,554,910	5,595,486	5,576,344
Less: Accumulated depreciation and amortization	(6,886,882)	(1,863,569)	-
	$9,668,028	$3,731,917	$5,576,344

Depreciation and amortization related to the assets listed above for each period presented within the financial statements is as follows:

	At September 30,
	2008	2007	2006

Depreciation Included Within Operating Expenses	$110,374	$4,787	-
Amortization of Websites Included Within Cost of Sales	2,248,672	1,858,782	-
Amortization of Software Included Within Cost of Sales	1,677,979	-	-
	$4,037,025	$1,863,569	$-

The Company acquired the following websites on February 20, 2008:

		Estimated Useful
Website Acquired	Cost	Life (Years)
www.goongreen.org	$534,914	1.75	**
www.goongood.com	500,000	3.00
www.x381.com	500,000	3.00
	$1,534,914

** The www.goongreen.org website was acquired from MYST on February 20, 2008 for $534,914, which is the historical adjusted cost basis of the website prior to the sale from MYST to the Company. The website's original cost was previously being amortized over a 36 month term. Amortization on MYST's records was recorded for approximately 15 months, leaving an adjusted cost basis of $534,914 as of February 20, 2008. On February 20, 2008, the Company determined that the website has an estimated remaining useful life of 21 months, which was the remaining term associated with the original estimate of the website’s estimated useful life. All other websites are considered to have an estimated useful life of 36 months in accordance with the Company's depreciable life and amortizable life accounting policies.

The Company acquired the following computer software in connection with its acquisition of Guangzhou Subaye on October 1, 2007:

		Estimated Useful
Software Acquired	Cost	Life (Years)
IBS V5.0	$1,350,000	2.25	**
IBS V5.0 Edu	675,000	3.00
IBS V5.0 Gov	675,000	3.00
	$2,700,000

** The computer software was acquired from MYST on October 1, 2007 and was accounted for at the historical adjusted cost basis of the computer software prior to the sale of Guangzhou Subaye to the Company. The adjusted cost basis of the software was $2,700,000 as of October 1, 2007. On October 1, 2007, the Company determined that the computer software acquired from MYST had an estimated remaining useful life of 27 months, which was the remaining term associated with the original estimate of the computer software's estimated useful life.

NOTE 8 - CONVERTIBLE DEBT – PARENT COMPANY

On May 17, 2006 the Company issued a convertible promissory note (the “Note”) for $1,500,000 to Alpha Century Holdings Limited, (“Alpha”) which was previously a subsidiary of the company’s parent company, MYST. Upon the transaction date, the convertible debt was immediately assigned to MYST from Alpha. The Note carried interest at 8% and was convertible into the Company’s common stock at the election of Alpha at any time subsequent to May 17, 2006. The conversion price was $2.00 per share of the Company’s common stock. Management has reviewed EITF 00-19, EITF 0027, EITF 98-5 and SFAS 133 (the “Accounting Guidance”) and determined the convertible debt did not carry characteristics of a convertible instrument as defined within the Accounting Guidance.

On October 1, 2006, $500,000 of the Note was paid upon the sale of Panyu M&M to MYST as discussed in Note 6.

On May 16, 2007, MYST elected to convert the current principal and interest balance on the Note of $1,080,000 into 540,000 shares of the Company’s common stock, in accordance with the terms of the Note.

Interest expense recorded on the Note for 2007 and 2006 amounted to $45,151 and $34,849, respectively.

NOTE 9 - STOCKHOLDERS’ EQUITY

Subaye.com, Inc. is authorized to issue 350,000,000 shares, in aggregate, consisting of 300,000,000 shares of common stock, $0.001 par value, and 50,000,000 shares of preferred stock, $0.01 par value. The Company's Certificate of Incorporation authorizes the Board of Directors (the “Board”) to determine the preferences, limitations and relative rights of any class or series of Company preferred stock prior to issuance and each such class or series must be designated with a distinguishing designation prior to issuance. As of September 30, 2008, no shares of the Company’s preferred stock and 10,361,832 shares of the Company’s common stock were issued and outstanding.

On April 15, 2005, the Company issued 10,000 shares of common stock to Li Youhong for $10.

On April 16, 2005, the Company issued warrants to purchase 430,880 shares of common stock at $0.02 per share to its employees.

On April 8, 2006, the Company's employees exercised the warrants to purchase 430,880 shares of the Company's stock for $8,618.

On June 16, 2006, the following transactions took place:

1.	The Company sold 2,024,192 shares of its common stock to MYST for $1,060,000.

2.
The Company acquired certain valuable assets, namely the minority ownership rights to the website known as www.subaye.com, by issuing 798,747 shares, valued at $1,565,544, of its common stock to China Dongguan Networks.

3.
The Company issued 500,000 shares of its common stock and 200,000 shares of its Series A convertible preferred stock, par value $0.01, to Top Rider Group Limited for $1,760,000. Each share of the Company’s Series A convertible preferred stock is convertible into two shares of the Company’s common stock.

4.	The Company agreed to reimburse CDN for website development costs incurred on behalf of the Company in 2006 and 2005 totaling $190,800.

5.	MYST and CDN agreed to terminate the Rights Agreement by and between CDN and Alpha Century Holdings, Limited, a wholly-owned subsidiary of MYST, dated as of November 11, 2005.

On May 16, 2007, the Company sold 610,000 shares of its common stock to MYST for $1,220,000.

On October 1, 2007, the Company issued 59,767 shares of common stock valued at $119,534 to MYST as consideration to acquire Guangzhou Subaye from MYST.

On October 1, 2007, the Company issued 1,375,891 shares of common stock valued at $2,751,781 to MYST as consideration to relieve Guangzhou Subaye's debts with Alpha Century Holdings Limited, a subsidiary of MYST.

On October 1, 2007, the Company issued 339,872 shares of common stock valued at $679,744 to MYST as consideration to relieve the Company's debts with Alpha Century Holdings Limited, a subsidiary of MYST.

On October 1, 2007, the Company issued 335,203 shares of common stock valued at $670,406 to MYST as consideration to relieve the Company's debts with MyStarU Limited, a subsidiary of MYST.

On October 1, 2007, the Company issued 126,353 shares of common stock valued at $252,706 to MYST. This issuance of common stock was intended to reduce the Company's liabilities owed to MyStarU Limited, a subsidiary of MYST. However, once the Company completed its September 30, 2007 audit, the liabilities were determined to be significantly less. As a result, the Company recorded an increase in the balance due from MYST to account for the consideration the Company was to receive upon issuing these shares of common stock.

On October 1, 2007, the Company issued 511,702 shares of common stock valued at $1,023,405 to MYST as consideration to relieve Guangzhou Subaye's debts with Arran Services Limited, a subsidiary of MYST.

On October 1, 2007, Top Rider Group converted the previously outstanding 200,000 shares of preferred stock to 400,000 shares of the Company’s common stock.

On October 1, 2007, the Company issued 170,000 shares of common stock valued at $340,000 to its Chief Executive Officer, Jun Han under a two year employment agreement with a start date of January 2, 2008.

On October 1, 2007, the Company issued 50,000 shares of common stock valued at $100,000 to its Vice President, Heying Zhang, under a two year employment agreement with a start date of January 2, 2008.

On October 23, 2007, the Company completed the acquisition of Media Group International Limited, a Hong Kong-based media and marketing management firm. Under the terms of the transaction, Leyi Yang, the sole shareholder of MGI, received 100,000 shares of the Company's common stock valued at $200,000.

On January 2, 2008, the Company issued 50,000 shares of common stock valued at $100,000 to its Secretary, Yulong Zhu, under a two year employment agreement with a start date of January 2, 2008.

On January 2, 2008, the Company agreed to issue 450,000 shares of common stock valued at $900,000 to Todd Heinzl, a consultant, under a two year employment agreement with a start date of January 2, 2008.

On February 20, 2008, the Company issued 66,532 shares of common stock valued at $133,064 to MYST as consideration to relieve Guangzhou Subaye liabilities with Alpha Century Holdings Limited, a subsidiary of MYST.

On February 20, 2008, the Company issued 54,176 shares of common stock valued at $108,353 to MYST. This issuance of common stock was intended to reduce Guangzhou Subaye's liabilities owed to Arran Services Limited, a subsidiary of MYST. However, once the Company’s auditors completed their quarterly financial review for March 31, 2008, the liabilities were determined to be significantly less. As a result, the Company recorded an increase in the balance due from MYST to account for the consideration the Company was to receive upon issuing these shares of common stock.

On February 20, 2008, the Company issued 111,835 shares of common stock valued at $223,670 to MYST as consideration to relieve Guangzhou Subaye's liabilities with Arran Services Limited, a subsidiary of MYST.

On February 20, 2008, the Company issued 767,457 shares of common stock valued at $1,534,914 to MYST as consideration for the purchase of 3 websites controlled by MYST, namely www.goongreen.org, www.x381.com, and www.goongood.com. The Company believes these acquisitions provide synergies with the business operations of the Company's website, www.subaye.com, and are expected to enhance the services offered and corresponding revenues derived from the members of www.subaye.com.

On February 27, 2008, the Company issued 70,800 shares of common stock valued at $141,600 to its President, Yaofu Su, under a two year employment agreement with a start date of January 2, 2008.

On February 27, 2008, the Company issued 78,425 shares of common stock valued at $156,850 to its Chief Financial Officer, James Crane, under a two year employment agreement with a start date of February 26, 2008.

July 8, 2008 Private Placement

On July 8, 2008, for $920,000, the Company issued MYST 230,000 shares of common stock and warrants to purchase an additional 1,150,000 shares of Subaye.com's common stock at $4.00 a share with an expiration date of July 7, 2013.

On July 8, 2008, for $400,000, the Company issued an unaffiliated individual 100,000 shares of the Company's common stock and warrants to purchase an additional 500,000 shares of the Company's common stock at $4.00 a share with an expiration date of July 7, 2013.

The Company has reviewed Emerging Issues Task Force Issue No. 00-19, Accounting for Derivative Financial Instruments Potentially Settled in a Company's Own Stock  ("EITF 00-19"). The Company has determined that the warrants do not meet the criteria in EITF 00-19 to be classified as liabilities. As a result, the Company will account for the warrants in permanent equity.

The fair value of the Company's common stock and the warrants issued on July 8, 2008 were determined by Axiom Valuation Solutions (“Axiom”), an independent professional valuation firm.  Axiom concluded that a transaction on July 8, 2008 which involved an unaffiliated individual can be used to determine the valuation of the Company's common stock and the warrants issued on July 8, 2008.  Axiom used the known attributes associated with the July 8, 2008 investment by the individual, along with the attributes listed below, to determine the value of the common stock and associated warrants. This approach is consistent with the methods outlined in the AICPA Practice Aid, “Valuation of Privately-Held Company Equity Securities Issued as Compensation.”

The Company used the following attributes for the Black Scholes Option Pricing calculation:

Expected Volatility	45.95%
RiskFree Interest Rate	3.91%
Exercise Price	$4.00
Price Per Common Share	$1.86
Expected Term (In Years)	5

The expected volatility was determined using a blended volatility rate of four publicly-traded companies in a similar market to the Company, although one volatility rate was omitted from the final blended volatility rate due to its unexplainable and extremely high volatility rate.

The risk free interest rate utilized by Axiom was the interest rate on the "10-Year Federal Reserve T-Bond as of July 8, 2008."

Axiom valued the warrants at $0.43 and the Company’s common stock at $1.86 as of July 8, 2008, after taking the July 8, 2008 private placement into account.  The Company reviewed the valuation performed, concluded it to be consistent with its current accounting policies, and has accounted for the common stock and warrants issued accordingly.

NOTE 10 – TAXES

United States of America

Since the Company had no operations within the United States, there is no provision for US taxes and there are no deferred tax amounts as of September 30, 2008, 2007 and 2006, respectively.

Delaware

The Company is incorporated in Delaware but does not conduct business in Delaware. Therefore, the Company is not subject to corporate income tax. However, the Company does have to pay Franchise Tax to the Delaware Department of State. Regardless of where the Company conducts business, it must file an Annual Franchise Tax Report and pay Franchise Tax for the privilege of incorporating in Delaware. The minimum Franchise Tax is $35 with a maximum of $165,000. The Franchise Tax owed to Delaware was $200 and $500 for the years ended September 30, 2007 and 2006, respectively.  The tax for the year ended September 30, 2008 has not yet been determined but it is not anticipated to be significantly more than in previous years.

British Virgin Islands

Subaye IIP Limited is incorporated in the British Virgin Islands and, under the current laws of the British Virgin Islands, is not subject to income taxes.

Hong Kong

Media Group International is organized in Hong Kong and is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. No provision for Hong Kong corporate current income tax has been made as the Company incurred a loss during the years ended September 30, 2008, 2007 and 2006, respectively. The applicable Hong Kong statutory tax rate for the years ended September 30, 2008, 2007 and 2006 is 17.5%, respectively.

People’s Republic of China

Enterprise income tax in PRC is generally charged at 33% of a company’s assessable profit, of which 30% is a national tax and 3% is a local tax. The Company’s subsidiaries incorporated in the PRC are subject to PRC enterprises income tax at the applicable tax rates on the taxable income as reported in their Chinese statutory accounts in accordance with the relevant enterprises income tax laws applicable to foreign enterprises. Pursuant to the same enterprises income tax laws, the Company’s subsidiaries are fully exempted from PRC enterprises income tax for two years starting from the first profit-making year, followed by a 50% tax exemption for the next three years.

As of January 1, 2008, the new Enterprise Income Tax (“EIT”) law of the People’s Republic of China replaced the existing laws for Domestic Enterprises (“DES”) and Foreign Invested Enterprises (“FIEs”).

The key changes are:

a.
The new standard EIT rate of 25% will replace the 33% rate currently applicable to both DES and FIEs, except for High Tech companies who pay a reduced rate of 15%. The Company currently believes it will qualify as a high tech company.

b.
Companies established before March 16, 2007 will continue to enjoy tax holiday treatment approved by local government for a grace period of the next five years or until the tax holiday term is completed, whichever is sooner.

The Company and all of its subsidiaries were established before March 16, 2007 and therefore the Company is qualified to continue enjoying the reduced tax rate as described above.

No provision for enterprise income tax in the PRC had been made for the years ended September 30, 2008, 2007 and 2006 due to the fact that the Company is exempt from PRC tax based on the statutory provisions granting a tax holiday for a two year period, as stated above, specifically for the years ended September 30, 2009 and 2008, respectively.  The Company anticipates its tax holiday will expire on October 1, 2009.  The following table details the aggregate effect of the tax holiday on the Company’s results of operations.

	For the Years Ended September 30,
	2008	2007	2006

PRC Tax Without Consideration of Tax Holiday	$1,032,653	$352,563	-
PRC Tax Savings as a Result of Tax Holiday	$(1,032,653)	(352,563)	-
Increase in Basic Earnings (Loss) Per Share as a Result of Tax Holiday	$0.11	0.08	0.00
Increase in Diluted Earnings (Loss) Per Share as a Result of Tax Holiday	$0.10	0.08	0.00

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended September 30, 2008, 2007 and 2006:

	2008	2007	2006
U.S. Statutory rates	35.0%	35.0%	35.0%
Foreign income	(35.0)	(35.0)	(35.0)
China tax rates	25.0	33.0	33.0
China income tax exemption	(25.0)	(33.0)	(33.0)
Effective income tax rates	0%	0%	0%

Value Added Tax

Enterprises or individuals who sell products, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax rate applicable to the Company is 6% of the gross sales price. No credit is available for VAT paid on the purchases. The Company reports value-added taxes on a gross basis within the statement of operations in accordance with EITF 06-3.

NOTE 11 - COMMITMENTS & CONTINGENCIES

Operating Leases

On July 1, 2008, the Company entered into a twelve month verbal sublease agreement with MYST for new office space in Foshan City, Guangdong, China. The following table summarizes the Company’s future minimum lease payments under operating lease agreements for the five years subsequent to September 30, 2008:

Year Ended:
September 30, 2009	$21,654
$21,654

The Company recognizes lease expense on a straight-line basis over the life of the lease agreement. Contingent rent expense is recognized as it is incurred. Total rent expense in continuing operations from operating lease agreements was $129,766, $53,790 and $11,407 for the years ended September 30, 2008, 2007 and 2006, respectively.

Vendor Commitments

The Company has an ongoing contractual obligation which renews annually upon approval from both parties on May 30 of each year to China Netcom whereby the Company is liable to pay China Netcom monthly compensation equal to forty percent (40%) of the Company's membership revenues derived from www.subaye.com, for ensuring the Company's webhosting and internet connections operate without interruption.

The Company has an ongoing contract with Foshan Ruijang Technology Limited to ensure the telephone lines and mechanical equipment associated with the Company's internet connection is operating correctly. As of September 30, 2008, the Company's commitment with FRT had a remaining term of eight months. The following table summarizes the Company’s future minimum payments under the FRT contract as of September 30, 2008:

Year ended September, 30

2009	$49,600
$49,600

Litigation

We may be involved from time to time in ordinary litigation that will not have a material effect on our operations or finances. We are not aware of any pending or threatened litigation against the Company or our officers and directors in their capacity as such that could have a material impact on our operations or finances.

NOTE 12 - OPERATING RISK

  Credit risk

The Company is exposed to credit risk from its cash at bank and fixed deposits and bills and accounts receivable. The credit risk on cash at bank and fixed deposits is limited because the counterparties are recognized financial institutions. Bills and accounts receivable are subjected to credit evaluations. An allowance has been made for estimated irrecoverable amounts which has been determined by reference to past default experience and the current economic environment.

  Foreign currency risk

Most of the transactions of the Company were settled in Renminbi and U.S. dollars. In the opinion of the directors, the Company does not have significant foreign currency risk exposure.

  Company’s operations are substantially in foreign countries

Substantially all of the Company’s products are manufactured in China. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

NOTE 13– DISCONTINUED OPERATIONS

On October 1, 2006, the Company sold 100% of its outstanding ownership interest in Panyu M&M to its controlling shareholder, MYST, for gross consideration of $500,000. In accordance with SFAS 144. Accounting for the Impairment or Disposal of Long-Lived Assets . (“SFAS 144”), the Company is presenting all assets, liabilities and the Company's results of operations for Panyu M&M as appropriate for discontinued operations presentation under SFAS 144. Below are tables reflecting the assets and liabilities included as discontinued operations as of September 30, 2006, and the results of operations for the year ended September 30, 2006, respectively, for the Company’s discontinued operations.

September 30,
2006
(Restated)
Assets of Discontinued Operations
Cash	$111,707
Accounts Receivable, Net	544,555
Prepaid Expenses	4,821
Fixed Assets, Net	13,214
Goodwill	354,051
Other Assets	96,633
Total Assets	$1,124,981
Liabilities of Discontinued Operations
Accounts Payable and Accrued Expenses	$572,663
Customer Deposits	40,365
Other Liabilities	12,516
Total Liabilities	625,544

Loss from discontinued operations in the Company’s Statements of Operations consists of:

2006
(Restated)
Sales	$2,868,074

Cost of Goods sold	2,806,843

Gross Profit	61,231

Salaries	(18,996)
Travel and Entertainment	(42,482)
Other Expenses	(24,043)
Interest Income	21,767
Loss from Discontinued Operations	$(2,523)

NOTE 14 - RELATED PARTY TRANSACTIONS

Through the date of these financial statements, the Company had significant related party transactions with its majority stockholder, MYST and its subsidiaries. Related party transactions are disclosed throughout the financial statements in the respective sections to which they relate most. The following is a list, though not necessarily all-inclusive, of significant related party transactions between the Company and its majority stockholder:

•	The Company is under a verbal office sublease agreement with MYST through June 30, 2009 such that the Company's monthly rent for its headquarters in Foshan City, China is $2,406.

•
A significant balance was receivable from MYST and MYST’s subsidiaries through the years ended September 30, 2008, and 2007, respectively. As of December 31, 2008, a balance of $483,480 was payable to MYST by the Company.  Historically, significant inter-company receivable balances existed between MYST and the Company.  At its maximum in June 2008, MYST owed the Company approximately $8 million.

•
The Company issued a convertible promissory note to a subsidiary of MYST on May 17, 2006 for $1,500,000. The remaining balance on the convertible promissory note was converted to 540,000 shares of the Company's common stock on May 16, 2007.

•
The Company and its majority shareholder have also entered into several stock purchase agreements through the date of these financial statements, as disclosed in the footnotes to these financial statements.

•
The Company and its majority shareholder have also entered into several business, asset acquisitions and disposals through the date of these financial statements, as disclosed in the footnotes to these financial statements.

•
Historically, the Company has relied on certain business relationships maintained by its majority shareholder in order to conduct business. An example of the business relationships utilized includes certain media contacts in the PRC, government contacts in the PRC, and financial contacts in the PRC, U.S. and Canada.

NOTE 15 – SUBSEQUENT EVENTS

On November 3, 2008, the Company’s subsidiary, Subaye IIP Limited entered into a contract with Gold Swallow Show Shop Limited (“Gold Swallow”), a PRC-based management agency for 14 shopping malls in Guangdong, China for 1,700 software licenses to be utilized by tenants within Gold Swallow’s shopping malls. The contract is for a term of one year. The license fees earned by Subaye IIP will be $170,000 per month or $2,040,000 in total.

On December 16, 2008, Subaye IIP Limited entered into a contract with Gold Swallow for 2,200 software licenses to be utilized by tenants within Gold Swallow’s shopping malls. The contract is for term of one year. The license fees earned by Subaye IIP will be $220,000 per month or $2,640,000 in total.

NOTE 16 - SEGMENT REPORTING

The Company operates under the following business segments:

1.      Online Membership Services - The Company provides online content and member services for commercial use.

2.      Media and Marketing Management - The Company coordinates product placement activities for filmmakers and advertisers within the entertainment arts industry of the PRC.

3.      Software sales - The Company provides web-based and mobile software platforms.

Additionally, the Company operated the Panyu M&M subsidiary in 2006.  The results of operations for Panyu M&M are included in the Importing and Exporting of Goods business segment.  The Company sold Panyu M&M on October 1, 2006.  Therefore, no results of operations for Panyu M&M are included for 2008 and 2007, respectively.

Year Ended September 30, 2008	Online Membership Services	Software Sales	Media and Marketing Management	Consolidated Total
Net Sales	$7,680,017	$1,826,871	$640,320	$10,147,208
Cost of Sales	2,658,265	1,316,342	701,658	4,676,265
Segment Income (Loss) Before Income Taxes	3,703,639	(57,092)	180,347	3,826,894
Segment Assets	17,316,591	2,910,490	1,042,836	21,269,917
Expenditures for Segment Assets, Net of Liabilities assumed	6,822,836	119,534	200,000	7,142,370

Year Ended September 30, 2007	Online Membership Services	Consolidated Total
Net Sales	$4,310,030	$4,310,030
Cost of Sales	2,182,239	2,182,239
Segment Income From Continuing Operations	1,068,372	1,068,372
Segment Assets	7,591,568	7,591,568
Expenditures for Segment Assets	-	-

Year Ended September 30, 2006 (Restated)	Online Membership Services	Importing and Exporting of Goods	Consolidated Total
Net sales	$-	$-	$-
Cost of sales	-	-	-
Segment loss from continuing operations	(170,110)	-	(170,110)
Segment loss from discontinued operations	-	(2,523)	(2,523)
Segment assets	6,634,331	624,980	7,259,311
Expenditures for segment assets	4,010,800	20,363	4,031,163

NOTE 17 - RECENTLY ISSUED ACCOUNTING STANDARDS

In September 2006, the FASB issued SFAS No. 157,  Defining Fair Value Measurement  ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on its consolidated financial statements.

In September 2006, FASB issued SFAS No. 158,  Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)  ("SFAS 158"). The Company has adopted SFAS 158 except for the requirement to measure plan assets and benefit obligations as of the date of the Company's fiscal year-end statement of financial position which is effective to fiscal years beginning after December 15, 2008. The Company is currently assessing the potential impact that the adoption of SFAS 158 could have on its financial statements.

In December 2006, FASB issued FSB EITF 00-19-2,  Accounting for Registration Payment Arrangements (“FSB EITF 00-19”), which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with FASB Statement No. 5,  Accounting for Contingencies .. FSB EITF 00-19-2 is effective immediately for new and modified registration payment arrangements entered into after December 21, 2006, and beginning in the fiscal year ended December 31, 2007 for any such instruments entered into before that date. The Company does not expect the issuance of FSB EITF 00-19-2 to have a material impact on the consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159,  The Fair Value Option for Financial Assets and Financial Liabilities  ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS No. 159 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on the Company’s financial condition or results of operations.

In April 2007, the FASB issued a FASB Statement Position ("FSP") on FASB FIN 39-1 which modifies FIN 39,  Offsetting of Amounts relating to Certain Contracts  ("FIN 39"). FIN 39-1 addresses whether a reporting entity that is party to a master netting arrangement can offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments that have been offset under the same master netting arrangement in accordance with FIN 39. Upon adoption of this FSP, a reporting entity shall be permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The guidance in this FSP is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the potential impact of implementing this standard.

In December 2007, the FASB issued SFAS No. 141 (R),  Business Combinations  ("SFAS 141"). SFAS 141(R) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after December 15, 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 ("SFAS 160"). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after December 15, 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

In February 2008, FASB issued FSP SFAS No. 140-3,  Accounting for Transfers of Financial Assets and Repurchase Financing Transactions  (“FSP SFAS 140-3”). The objective of this FSP is to provide guidance on accounting for a transfer of a financial asset and a repurchase financing. This FSP presumes that an initial transfer of a financial asset and a repurchase financing are considered part of the same arrangement (linked transaction) under SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities  ("SFAS 140"). However, if certain criteria are met, the initial transfer and repurchase financing shall not be evaluated as a linked transaction and shall be evaluated separately under SFAS 140. FSP SFAS 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within these fiscal years. Earlier application is not permitted. The Company is currently reviewing the effect, if any; the proposed guidance will have on its consolidated financial statements.

In February 2008, FASB issued FSP SFAS No. 157-1,  Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13  (“FSP SFAS 157-1”). FSP SFAS 157-1 amends SFAS 157 to exclude SFAS 13, Accounting for Leases (SFAS 13), and other accounting pronouncements that address fair value measurements for purposes of lease classification or measurement under SFAS 13. However, this scope exception does not apply to assets acquired and liabilities assumed in a business combination that are required to be measured at fair value under SFAS 141, or SFAS 141(R), regardless of whether those assets and liabilities are related to leases. FSP SFAS 157-1 is effective upon the initial adoption of SFAS 157. The Company is currently evaluating the impact of adopting FSP SFAS No. 157-1 on its consolidated financial statements.

In February 2008, FASB issued FSP SFAS No. 157-2,  Effective date of FASB Statement No. 157  (“FSP SFAS 157-2”). FSP SFAS 157-2 delays the effective date of SFAS 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting FSP SFAS No. 157-2 on its consolidated financial statements.

In March 2008, FASB issued SFAS 161, Disclosures  about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133  ("SFAS 161"). SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Company is currently assessing the potential impact that the adoption of SFAS 161 could have on its consolidated financial statements.

NOTE 18 -   RESTATEMENT OF FINANCIAL STATEMENTS

Subsequent to the original issuance of Subaye.com, Inc.’s September 30, 2007 and 2006 financial statements, the Company concluded that its previously issued financial statements as of, and for the year ended September 30, 2006,  should no longer be relied upon because of an error in the presentation of the Company's former business segment, which is now discontinued and should be presented as a discontinued operation within these financial statements.  Accordingly, the Company has restated its previously issued financial statements for the year ended September 30, 2006.

The above mentioned accounting omissions are reclassifications which did not result in any changes to the opening or ending retained earnings balances.

The accompanying balance sheet as of September 30, 2006, and the related statements of operations, and cash flows for the fiscal year ended September 30, 2006 have been restated to reflect the correction of this matter.

The following tables present the impact of the above mentioned adjustments to the financial statement information:

SUBAYE.COM, INC.

CONSOLIDATED STATEMENT OF OPERATIONS AND CHANGES IN COMPREHENSIVE LOSS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	As Previously Stated	Adjustment	As Restated
Revenue
Online Membership Services	$-	$-	$-
Import and Export Sales	2,868,074	(2,868,074)	-

Total Revenue	2,868,074	(2,868,074)	-

Cost of Sales	2,806,844	(2,806,844)	-

Gross Profit	61,230	(61,230)	-

Operating expenses:
Advertising	125,000	-	125,000
Salaries and Wages	18,996	(18,996)	-
Selling, General and Administrative	75,664	(65,403)	10,261

Total Operating Expenses	219,660	(84,399)	135,261

Loss From Continuing Operations	(158,430)	23,169	(135,261)

Other Income and Expenses:
Interest Income (Expense) on Advances to or From Parent Company	85	(34,934)	(34,849)
Other Expenses	(13,183)	13,183	-

Total Other Income and Expenses	(13,098)	(21,751)	(34,849)

Net Loss From Continuing Operations Before Income Taxes	(171,528)	1,418	(170,110)

Net Loss From Discontinued Operations	-	(2,523)	(2,523)

Provision for Income Taxes	(1,105)	1,105	-

Net Loss	(172,633)	-	(172,633)

Foreign Currency Translation Adjustment	1,959	-	1,959

Comprehensive Loss	$(170,674)	$-	$(170,674)

Net Loss Per Common Share - Basic and Diluted	$(0.15)		$(0.15)

Basic Weighted Average Number of Common Shares	1,181,604		1,181,604

Diluted Weighted Average Number of Common Shares	1,360,845		1,181,604

SUBAYE.COM, INC.

BALANCE SHEET

SEPTEMBER 30, 2006

	As Previously Stated	Adjustment	As Restated

Current Assets:
Cash	$120,335	$(111,707)	$8,628
Accounts Receivable, Net of Allowances for Doubtful Accounts	544,555	(544,555)	-
Prepaid Expenses	4,820	(4,820)	-
Prepaid Advertising	549,359	(1)	549,358
Other Current Assets	96,633	(96,633)	-
Current Assets of Discontinued Operation	-	1,124,981	1,124,981

Total Current Assets	1,315,702	367,265	1,682,967

Property and Equipment, Net of Accumulated Depreciation	5,589,558	(13,214)	5,576,344

Other Assets:
Goodwill	354,051	(354,051)	-

Total Other Assets	354,051	(354,051)	-

TOTAL ASSETS	$7,259,311	-	$7,259,311

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable	$585,180	$(585,180)	$-
Current Liabilities of Discontinued Operations	-	625,544	625,544
Customer Deposits	40,364	(40,364)	-
Related Party Payables	-	201,061	201,061
Advances Payable to Parent Company	875,420	(201,061)	674,359
Convertible Debt-Parent Company	1,534,849	-	1,534,849

Total current liabilities	3,035,813	-	3,035,813

Total Liabilities	3,035,813	-	3,035,813

Commitment and Contingencies

Stockholders' Equity:
Preferred Stock: $0.01 Par Value, Authorized: 50,000,000 Shares, 200,000 Shares Issued and Outstanding	2,000	-	2,000
Common Stock: $0.001 Par Value, Authorized 300,000,000 Shares, 3,763,819 Shares Issued and Outstanding	3,764	-	3,764
Additional Paid-in Capital	4,388,408	-	4,388,408
Accumulated Other Comprehensive Income	1,959	-	1,959
Accumulated Deficit	(172,633)	-	(172,633)

Total Stockholders’ Equity	4,223,498	-	4,223,498

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,259,311	$-	$7,259,311

SUBAYE.COM, INC.

CONSOLIDATED STATEMENT OF CASHFLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	As Previously Stated	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(172,633)	$-	$(172,633)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation	19,173	(19,173)	-
Changes in Operating Assets and Liabilities:
Accounts Receivable	(351,102)	351,102	-
Prepaid and Other Current Assets	(281,861)	281,861	-
Accounts Payable and Accrued Charges	(23,285)	23,285	-
Customer Deposits	40,364	(40,364)
Prepaid Advertising	-	(549,358)	(549,358)
Advances Receivable From Parent Company	-	4,739,450	4,739,450

Net Cash Used in Operating Activities	(769,344)	4,786,803	4,017,459

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash Received upon Acquisition of Subsidiary	179,986	(179,986)	-
Capital Expenditures	(4,031,163)	20,363	(4,010,800)

Net Cash Used in Investing Activities	(3,851,177)	(159,623)	(4,010,800)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances From Parent Company	4,738,887	(4,738,887)	-

Net Cash Provided by Financing Activities	4,738,887	(4,738,887)	-

EFFECT OF EXCHANGE RATE ON CASH	1,959	-	1,959

INCREASE IN CASH	120,325	(111,707)	8,618

CASH AT BEGINNING OF YEAR	$-		$10

CASH AT END OF YEAR	$120,325		$8,628

The adjustments to the statement of cash flows were made to properly reflect the correction of certain accounting omissions related to the reclassification of a discontinued operation.  Cash flow activities for the fiscal year ended September 30, 2006 are revised, accordingly.

MyStarU.com, Inc.
Pro Forma Combined Condensed Balance Sheet and Statements of Operations
(Unaudited)

The unaudited pro forma condensed combined financial information reflecting the combination of MyStarU.com, Inc, and the minority interest of Subaye.com, Inc. not owned by MyStarU.com, Inc. is provided for informational purposes only. The pro forma information is not necessarily indicative of what the companies’ results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future operating results of the combined company.

The amounts allocated to the acquired assets and liabilities in the unaudited pro forma financial statements are based on historical accounting records.  However, if the minority interest is acquired by MyStarU.com, Inc., the assets and liabilities effectively owned by the minority interest will be valued as of the acquisition date and the acquired assets and liabilities will be recorded at fair market value not historical cost, which could result in significant differences between the figures presented herein and the figures ultimately recorded if an acquisition of the minority interest were to occur.  A professional valuation of the assets and liabilities of both MyStarU.com, Inc. and Subaye.com, Inc. as a separate business unit is underway.  Definitive allocations will be performed and finalized at a later date. Accordingly, the purchase price allocation pro forma adjustments included in the unaudited financial statements are preliminary and have been made for the purpose of providing unaudited pro forma condensed combined financial information and are subject to revision based on a final determination of fair value. In the opinion of management of the Company, all adjustments have been made that are necessary to present fairly the pro forma data.

MYSTARU.COM, INC. AND SUBSIDIARIES
PRO FORMA BALANCE SHEET
JUNE 30, 2009
(Unaudited)

	MyStarU.com, Inc.	Pro forma adjustments		Pro forma Combined

CURRENT ASSETS:
Cash	$770,228	$-		$770,228
Accounts Receivable	12,802,752	-		12,802,752
Inventory	500,041	-		500,041
Prepaid Advertising	1,487,826	-		1,487,826
Deposit for Purchase of Inventoriable Assets	8,151,837	-		8,151,837
Deposit for Purchase of Website	2,113,439	-		2,113,439
Other Current Assets	1,049,357	-		1,049,357
Total Current Assets	26,875,480	-		26,875,480

Property & Equipment	5,616,192	-		5,616,192

Other Assets
Copyrights	12,401,575	-		12,401,575
Goodwill	557,738	-		557,738
Security Deposit	43,008	-		43,008
Total Other Assets	13,002,321	-		13,002,321

Total Assets	$45,493,993	$-		$45,493,993

CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$3,474,434	$-		$3,474,434
Customer Deposits	435,022	-		435,022
Short Term Debt	1,154,161	-		1,154,161

Total Current Liabilities	5,063,617	-		5,063,617

Total Liabilities	5,063,617	-		5,063,617

Minority Interest in Consolidated Subsidiaries	8,524,585	(8,524,585)	(a)	-

Total Stockholders’ Equity	31,905,791	8,524,585	(a)	40,430,376

Total Liabilities and Stockholders' Equity	$45,493,993	$-		$45,493,993

NOTES TO PROFORMA BALANCE SHEET:

(a)
The net change in minority interest in consolidated subsidiaries includes an adjustment of minority interest to stockholders’ equity to distribute additional ownership of MyStarU.com, Inc. to the former shareholders of the minority interest of Subaye.com, Inc.

MYSTARU.COM, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
JUNE 30, 2009
(Unaudited)

	MyStarU.com Inc	Pro forma Adjustment		Pro forma Combined

Revenues	$33,686,097	$-		$33,686,097
Cost of Sales	16,245,782	-		16,245,782

Gross profit	17,440,315	-		17,440,315

Operating Expenses:
Advertising	7,595,002	-		7,595,002
Stock Based Compensation	949,251	-		949,251
Bad Debt Expense	331,928	-		331,928
Salaries and Wages	152,261	-		152,261
Depreciation and Amortization	36,801	-		36,801
Other Selling, General and Administrative	980,833	-		980,833

Total Operating Expenses	10,046,076	-		10,046,076

Income From Operations	7,394,239	-		7,394,239

Other Income and Expenses	37	-		37

Minority Interest in the Income of Subsidiaries	(1,387,687)	1,387,687	(b)	-

Net Income	$6,006,589	$-		$7,394,276

Foreign Currency Translation Adjustment	23,690	-		23,690

Comprehensive Income	$6,030,279	1,387,687		$7,417,966

Earnings Per Share:
Basic and Diluted	$0.04			$0.04

NOTES TO PROFORMA STATEMENTS OF OPERATIONS

(b)           Adjustment to minority interest in income of subsidiary reflects the assumption that the minority interest of Subaye.com, Inc. was owned by MyStarU.com, Inc. for the nine month period ended June 30, 2009.

REQUIRED VOTES

The Amendments were approved pursuant to the Written Consent. No further vote is required to approve the Amendments.  The Information Statement will become effective following the twentieth (20) day after the mailing to the stockholders of the Company.

VOTES OBTAINED

The following individuals own the number of shares and percentages set forth opposite their names and executed the Written Consent:

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class
Wukuang IE Limited	50,000,000	20.1%
Taikang Capital Managements Corporation	20,000,000	8.0%
Bon Air Group Ltd.	11,565,000	4.6%
Gui Wen Cai	11,500,000	4.6%
Trueboon Corporation	8,500,000	3.4%
Bloomen Limited	8,000,000	3.2%
Results Group International Corp., Limited	7,000,000	2.8%
Free Productions Limited	7,000,000	2.8%
Jin Li	1,100,000	0.4%
Ruibo Lun	1,000,000	0.4%
Total	125,665,000	50.3%

INTEREST OF CERTAIN PERSONS IN FAVOR OF OR IN OPPOSITION TO THE TRANSACTION

No officer or director will receive any direct or indirect benefit from the Company’s proposed Amendments.

By Order of the Board of Directors

Alan R. Lun, President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MYSTARU.COM, INC.

It is hereby certified that:

1.              The name of the corporation (hereinafter called the "Corporation") is MyStarU.com, Inc.

2.              The Certificate of Incorporation (the “Certificate”) of the Corporation was filed with the Secretary of State of the State of Delaware on January 14, 2005, and was amended pursuant to a Certificate of Amendment, which was filed with the Secretary of State of the State of Delaware on May 11, 2007.

3.              The Amended Certificate of the Corporation is hereby further amended by striking out Article I thereof and by substituting in lieu of said Article the following:

“ARTICLE I

NAME OF CORPORATION

The name of the Corporation is Subaye, Inc. (hereinafter, the “Corporation”).”

4.              The aggregate number of shares which the Corporation is currently authorized to issue is 350,000,000 shares, of which 300,000,000 shares are common stock with par value of $0.001 (“Common Stock”) and 50,000,000 shares are preferred stock with par value of $0.001 (“Preferred Stock”).  There are currently 247,924,316 shares of Common Stock outstanding.  Each of the 300,000,000 issued shares of Common Stock will be changed on a one hundred (100) to one (1) basis.  As a result of the change, the Corporation shall have ___________ issued shares of Common Stock, with ____________ shares outstanding.

5.              The Amended Certificate of the Corporation is hereby further amended by striking out paragraph (1) of Article VI thereof and by substituting in lieu of said paragraph the following:

“(1) The amount of total authorized capital stock of this Corporation shall be ____________ shares, divided as follows: (i) ____________ shares of Common Stock, with $.001 par value (the “Common Stock”), and (ii) ____________ shares of Preferred Stock, with $0.001 par value (the “Preferred Stock”).”

6.              The amendment of the Certificate of Incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed on September __, 2009

Name: Zhiguang Cai
Title: Chief Executive Officer